UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2011 – DECEMBER 31, 2011

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

December 31, 2011

TimesSquare
CAPITAL MANAGEMENT, LLC

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

Managers
INVESTMENT GROUP

AR012-1211

TimesSquare Funds

Annual Report—December 31, 2011

TABLE OF CONTENTS	Page
ABOUT YOUR FUND’S EXPENSES	1

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS,
AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	2

TimesSquare Mid Cap Growth Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	16

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	17
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	18
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	19
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	20
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	23
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

TRUSTEES AND OFFICERS	31

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$934	$5.12
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.35
Premier Class Shares
Based on Actual Fund Return	1.16%	$1,000	$935	$5.66
Based on Hypothetical 5% Annual Return	1.16%	$1,000	$1,019	$5.90
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.07%	$1,000	$918	$5.17
Based on Hypothetical 5% Annual Return	1.07%	$1,000	$1,020	$5.45
Premier Class Shares
Based on Actual Fund Return	1.27%	$1,000	$917	$6.14
Based on Hypothetical 5% Annual Return	1.27%	$1,000	$1,019	$6.46
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments

The TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

The Year in Review

For the year ended December 31, 2011, the Fund’s Institutional Class returned 2.56%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned -2.91%.

Looking back on 2011, by some measures it was a deceptively quiet year. U.S. equity markets were generally flat with large caps up slightly, mid-caps down slightly, and small caps down. After three years of significant double-digit returns – both positive and negative – 2011’s returns for all size and style indices showed the smallest or next-to-smallest absolute change in ten years. From a macroeconomic perspective, U.S. unemployment dropped to 8.6%, the lowest level in 2 1/2 years. Economic activity was generally lackluster, with GDP growth in the first three quarters hovering at an annual rate between 1% and 2%.

Pulling back for a global perspective, Mother Nature made her resounding presence felt. Japan was battered by an earthquake and tsunami. Two separate earthquakes rattled New Zealand, and Thailand suffered its worst floods in years. Meanwhile in the U.S., different parts of the country had to contend with tornadoes, hurricanes, floods, wildfires, or droughts. All told there was an estimated $350 billion of damages worldwide – the costliest year on record, with less than a third covered by some type of insurance.

Global politics were no calmer than the weather as the winter of our discontent spread throughout the year. Regime changes in Tunisia, Egypt & Libya broke the grip of decades-long rulers. Tensions also grew in Bahrain, Syria, and Yemen with nascent protests in Russia – along with a corresponding spike in oil prices. In Western Europe, long-time Greek and Italian leaders were forced to resign, casualties of forces more economic than political.

Stepping back to the economic stage, global credit issues held the spotlight. European Union disharmony grew from sovereign debt crises affecting various member countries. Concerns abounded that the current euro center cannot hold, without either a fiscal alignment added to the members’ monetary alignment, or the departure of some countries from the euro entirely. Perhaps more understandably, the price of gold peaked at nearly $1,900 shortly thereafter, only to fall back to earth by the end of December.

Double-digit fourth quarter returns lifted 2011’s calendar year performance, nearly erasing the negative picture seen through the end of September. Sector performance in the Russell 2000® Growth Index was mixed for the year; consumer staples had the best return at 8.6%, while materials & processing and energy posted the weakest relative returns at -10.8% and -7.4%, respectively. Performance in the TimesSquare Small Cap Growth Fund followed a similar pattern with our strongest returns in consumer staples at 15.6% and our weakest returns in materials & processing at -15.5%. Within the Russell 2000® Growth Index, larger capitalization names, lower beta, and stocks with a dividend yield tended to outperform smaller cap, higher beta, and non-dividend paying stocks in 2011.

Active managers had a difficult time outperforming their benchmarks across most capitalizations; looking at our peer group and according to Lipper and BofA Merrill Lynch data, only 45.3% of small cap growth funds managed to beat the Russell 2000® Growth Index for the full year.

The portfolio outperformed the Russell 2000® Growth Index on a relative basis for the full calendar year. In 2011, stock selection had a strong net positive effect and drove our outperformance; in general, our investments in technology, producer durables, energy, and consumer staples outpaced their counterparts in the Index, while our holdings in health care, consumer discretionary, financial services, and materials & processing lagged. Sector allocation also had a net positive effect as our overweight’s to producer durables, financial services, and energy and our underweights to materials & processing, consumer discretionary, and technology helped our returns while our underweight to health care detracted from performance.

2

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

In the consumer discretionary sector, Digital Generation, Inc. (“DG”) stood as the bottom-most detractor to our returns in 2011. Digital Generation, Inc. provides digital technology services that enable the electronic delivery of advertisements, syndicated programs, and video news releases to traditional broadcasters, online publishers, and other media outlets. The company reported a mixed quarter with revenues coming in below estimates due to weakness in SD (versus HD) advertising. With its -59% drop, we closed our position in December due to pricing and gross margin concerns. Pricing for HD ad delivery has jumped out of its normal range, overwhelming stronger volume share that had been a driver of fundamentals. Digital Generation has high market share, but its competition is gaining traction as former DG employees past their non-compete clauses have been hiring DG salespeople. WABCO Holdings, Inc. develops and sells braking, stability, suspension, and transmission control systems, primarily for commercial vehicles. The stock was negatively impacted in the third quarter by investor fears that 2012 results would be weak and finished the year down by -29%. In the fourth quarter, WABCO reported 3Q earnings that beat expectations thanks to better margins and a lower tax rate. Organic growth remains strong at 20% with good underlying demand and growth across their key markets. This stock may be volatile given European concerns, but with more exposure to Northern Europe and a leaned out business model, we have confidence in their ability to execute in a soft market. Stoneridge, Inc. specializes in engineered electrical and electronic components for the medium and heavy-duty truck, automotive, agricultural, and off-highway vehicle markets primarily in North America and Europe. We sold this position in November after it had fallen by -52%. We had become less confident in the name, which had been one of the smaller positions in the Portfolio, and decided to redeploy the proceeds into higher conviction names.

Turning to the energy sector, Swift Energy Company develops, explores, and operates oil and natural gas properties, focusing on four areas: Southeast Louisiana, South Texas, Central Louisiana/ East Texas, and South Louisiana. Swift shares retreated in the third quarter due to concerns over production estimates due to the failure of a third-party gathering line in the Fasken dry gas field in Texas and a mechanical issue with a rig in the Eagle Ford Shale in South Texas. On a more positive note, the company added a frac crew to help with their inventory of wells in the Eagle Ford. With the stock down -25%, we added to our position.

In financial services, Cardtronics, Inc. operates a network of automated teller machines and multi-functional financial services kiosks in the U.S., U.K., and Mexico. Cardtronics shares rang up by 53% during the year, thanks to quarterly results that exceeded consensus estimates and increased guidance. Equipment-related sales rose year-over-year, and “per-ATM” metrics show solid growth.

We sold our position in Interline Brands, Inc. within the materials & processing sector in November as their shares had been down by -39%. The company distributes thousands of maintenance, repair, and operations products for non-industrial properties, often building its product portfolio through acquisitions. In a case similar to Stoneridge, we had grown less confident with this name, which was also one of the smaller positions; our disappointment with IBI’s revenue growth coming out of the recession helped to drive our decision to move on.

While we finished with a net positive stock selection effect in producer durables, individual stock performance was mixed. Clean Harbors, Inc. is an industry leader in environmental, energy, and industrial services and hazardous waste disposal. We trimmed our position as their shares rose by 51% in 2011. An increase in oil sands development activity created additional opportunities for its Eveready business of industrial maintenance, production, lodging and exploration services. Later in the year, Clean Harbors was involved with the oil spill cleanup in the Yellowstone River, won a significant medical disposal assignment, and reported revenues above expectations with increased forward guidance. Advisory Board Co. provides best practices research, business intelligence, and management and advisory services, primarily to the health care and education industries. Management reported strong results across all metrics in November, particularly accelerating contract growth of 30%, and raised its forward guidance. Advisory Board continues to execute well while generating significant free cash flow, and with the 56% increase in their shares, we trimmed our position on strength. UTi Worldwide, Inc. focuses on supply chain services and solutions including air and ocean freight forwarding, customs brokerage, and other supply chain management services such as consulting. Weaker macro trends and the market selloff in August drove their shares down by -37%; we believe the weakness was overdone, and we added to our position. UTi is still well positioned to grow earnings in a flat environment as their new IT/business platform is rolled out; the platform enables cost efficiencies, removing labor as tasks are automated.

3

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

Within the technology sector, three take outs helped our performance in 2011. Varian Semiconductor is the leading manufacturer of ion implantation systems used in the fabrication process for integrated circuits. As the top contributor to our returns for the year, Varian was acquired by Applied Materials at a healthy premium to its then current stock price in an all cash deal. We sold our position during the second quarter as the stock climbed 65%. SRA International is an information technology services and solutions consulting company catering to clients in national security, civil government, and health care and public health. We also sold this stock in the second quarter after its 51% rise as the company was acquired by private equity firm Providence Equity Partners in an all-cash transaction. Atheros Communications agreed to be acquired by Qualcomm, pushing its shares up by 24%. We sold this producer of radio frequency semiconductors used in wireless networking equipment during the first quarter. Other top contributors from this sector include The Ultimate Software Group, Inc., a software-as-a-service (SaaS) solution provider of payroll and HR systems with its lead product, UltiPro, focusing on HR needs from recruitment to retirement. Ultimate shares climbed 34% as the company reported solid quarterly results in the fourth quarter with very strong bookings success that beat their initial estimates, which reflects the strength of demand trends, competitive positioning, and product cycles. Management also authorized a new 1MM share buyback program. We trimmed our position on strength. DealerTrack Holdings, Inc. provides software solutions to the automotive retail industry in the U.S. and Canada through an open platform that includes a profit management system, an online credit application network, and sales/finance and insurance solutions. We initiated our position in the first quarter, and their shares raced ahead by 30%. DealerTrack released its latest quarterly report with revenues and earnings well above consensus estimates. The company continues to benefit from strong growth in transaction volumes amidst a healthier credit market, increases in the lender base, and market share gains. There is also a growing trend from paper to electronic (e.g. auto registrations) that is poised to drive future demand and growth; we added to our position. A detractor of note from the technology sector is DigitalGlobe, Inc., which provides commercial earth imagery products and solutions supporting a range of applications, including defense, intelligence and homeland security, mapping and analysis, environmental monitoring, oil and gas exploration, and infrastructure management. DigitalGlobe shares fell by -46%, and we added to our position. In November, the company reported mixed results for the quarter, although management did affirm full year guidance for 2011. DigitalGlobe is also seeing improved order momentum.

The often conflicting geopolitical and macroeconomic environments buffet the equity markets as a whole, but from our bottom-up perspective, we see differentiation among the abilities of individual companies to succeed. Our ongoing search for talented management, leading competitive businesses, with strong growth potential should continue to identify those standouts which comprise the Fund.

We appreciate being able to manage the Fund, and we look forward to working with you in the New Year. As always, we are dedicated to adding value to the assets you have entrusted to us.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/11.

Cumulative Total Return Performance

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on December 31, 2001 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period.

4

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index from December 31, 2001 to December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
TimesSquare Small Cap Growth Fund[2,3]
Institutional Class	2.56%	5.71%	8.07%
Premier Class	2.46%	5.61%	7.96%
Russell 2000® Growth Index[4]	(2.91)%	2.09%	4.48%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www. managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]         The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]         The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates. The index is unmanaged, is not available for investment, and does not incur expenses

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell 2000® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

TimesSquare Small Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	TimesSquare Small Cap Growth Fund**	Russell 2000® Growth Index
Industrials	27.0%	16.5%
Information Technology	26.7%	23.3%
Health Care	13.5%	20.0%
Energy	8.8%	8.8%
Consumer Discretionary	7.5%	14.4%
Financials	7.4%	7.6%
Consumer Staples	2.6%	4.2%
Telecommunication Services	2.2%	1.0%
Materials	0.0%	4.1%
Utilities	0.0%	0.1%
Other Assets and Liabilities	4.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Global Payments, Inc.*	2.3%
Ultimate Software Group, Inc., The*	2.2
Wright Express Corp.*	1.9
Genesee & Wyoming, Inc., Class A*	1.9
Montpelier Re Holdings, Ltd.*	1.8
CoStar Group, Inc.	1.7
Bottomline Technologies, Inc.*	1.7
Solera Holdings, Inc.*	1.6
United Natural Foods, Inc.	1.6
DealerTrack Holdings, Inc.	1.5

Top Ten as a Group	18.2%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares		Value

Common Stocks - 95.7%
Consumer Discretionary - 7.5%
American Public Education, Inc.*	130,000		$5,626,401
Arbitron, Inc.	210,000		7,226,100
Iconix Brand Group, Inc.*	265,600		4,326,624
Jos. A. Bank Clothiers, Inc.*	150,844		7,355,153
Monro Muffler Brake, Inc.	210,000		8,145,900
National American University Holdings, Inc.	310,030		2,350,027
Sodastream International, Ltd.*	110,000		3,595,900
Vera Bradley, Inc.*	166,100	[2]	5,356,725
Vitamin Shoppe, Inc.*	214,000		8,534,320
Total Consumer Discretionary			52,517,150
Consumer Staples - 2.6%
Chefs’ Warehouse Holdings, Inc.*	175,500		3,134,430
Inter Parfums, Inc.	267,300		4,159,188
United Natural Foods, Inc.*	277,500		11,102,775
Total Consumer Staples			18,396,393
Energy - 8.8%
American Standard Energy Corp.*[5]	952,213		2,999,471
Carrizo Oil & Gas, Inc.*	175,000		4,611,250
Dril-Quip, Inc.*	100,000		6,582,000
Gulfport Energy Corp.*	171,500		5,050,675
Key Energy Services, Inc.*	645,000		9,978,150
Matador Resources Co.* [4,5]	431,250		3,881,250
Newpark Resources, Inc.*	483,300		4,591,350
Oasis Petroleum, Inc.*	245,900	[2]	7,153,231
Sanchez Energy Corp.*	134,900		2,328,374
Swift Energy Co.*	305,000		9,064,600
World Fuel Services Corp.	140,000		5,877,200
Total Energy			62,117,551
Financials - 7.4%
American Equity Investment Life Holding Co.	485,000		5,044,000
Cardtronics, Inc.*	345,000		9,335,700
Duff & Phelps Corp., Class A	300,000		4,350,000
Evercore Partners, Inc., Class A	200,900		5,347,958
Montpelier Re Holdings, Ltd.	695,000		12,336,250
Netspend Holdings, Inc.*	280,000		2,270,800
Safety Insurance Group, Inc.	140,000		5,667,200
StanCorp Financial Group, Inc.*	220,000		8,085,000
Total Financials			52,436,908

	Shares		Value

Health Care - 13.5%
Air Methods Corp.*	78,100		$6,595,545
Align Technology, Inc.*	305,000		7,236,125
Avanir Pharmaceuticals, Inc., Class A*	640,000		1,312,000
BioMarin Pharmaceutical, Inc.*	154,600		5,315,148
Bio-Rad Laboratories, Inc., Class A*	50,000		4,802,000
Brookdale Senior Living, Inc.*	358,200		6,229,098
Catalyst Health Solutions, Inc.*	190,000		9,880,000
Haemonetics Corp.*	125,000		7,652,500
Incyte Corp.*	265,000	[2]	3,977,650
IPC The Hospitalist Co., Inc.*	223,400		10,213,848
Magellan Health Services, Inc.*	115,000		5,689,050
PAREXEL International Corp.*	265,000		5,496,100
Sirona Dental Systems, Inc.*	170,000		7,486,800
United Therapeutics Corp.*	143,500		6,780,375
Volcano Corp.*	262,000		6,232,980
Total Health Care			94,899,219
Industrials - 27.0%
Advisory Board Co., The*	130,000		9,647,300
Albany International Corp.	375,000		8,670,000
Allegiant Travel Co.*	125,000		6,667,500
Beacon Roofing Supply, Inc.*	171,500		3,469,445
Clean Harbors, Inc.*	155,000		9,878,150
Columbus McKinnon Corp.*	350,000		4,441,500
Corporate Executive Board Co.	133,000		5,067,300
CoStar Group, Inc.*	183,700		12,258,301
DigitalGlobe, Inc.*	210,000		3,593,100
Douglas Dynamics, Inc.	190,147		2,779,949
EMCOR Group, Inc.	295,487		7,922,006
Generac Holdings, Inc.*	196,500		5,507,895
Genesee & Wyoming, Inc., Class A*	217,900		13,200,382
Healthcare Services Group, Inc.	375,000		6,633,750
Higher One Holdings, Inc.*	426,500		7,864,660
Kennametal, Inc.	183,000		6,683,160
McGrath RentCorp	195,000		5,653,050
Old Dominion Freight Line, Inc.*	166,000		6,727,980
On Assignment, Inc.*	575,000		6,428,500
Orbital Sciences Corp.*	350,000		5,085,500
RBC Bearings, Inc.*	100,000		4,170,000
Resources Connection, Inc.	260,840		2,762,296
Standard Parking Corp.*	259,600		4,639,052

The accompanying notes are an integral part of these financial statements. 7

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 27.0% (continued)
Swisher Hygiene, Inc.*	645,600	$2,414,544
Transdigm Group, Inc.*	105,000	10,046,400
UTi Worldwide, Inc.	500,000	6,645,000
WABCO Holdings, Inc.*	175,000	7,595,000
Watts Water Technologies, Inc.	191,000	6,534,110
Wesco International, Inc.*	135,000	7,156,350
Total Industrials		190,142,180
Information Technology - 26.7%
Angie’s List, Inc.*	102,800	1,655,080
Bottomline Technologies, Inc.*	514,100	11,911,697
BroadSoft, Inc.*	138,200	4,173,640
CommVault Systems, Inc.*	130,000	5,553,600
CSG Systems International, Inc.*	240,000	3,530,400
Cymer, Inc.*	78,000	3,881,280
DealerTrack Holdings, Inc.*	400,000	10,904,000
Ebix, Inc.	380,000	8,398,000
Euronet Worldwide, Inc.*	289,700	5,353,656
ExlService Holdings, Inc.*	321,100	7,183,007
Global Payments, Inc.	336,000	15,919,680
Hittite Microwave Corp.*	93,600	4,621,968
Informatica Corp.*	170,000	6,278,100
Inphi Corp.*	303,400	3,628,664
J2 Global, Inc.*	270,000	7,597,800
Jack Henry & Associates, Inc.	305,000	10,251,050
MAXIMUS, Inc.	190,000	7,856,500
Monotype Imaging Holdings, Inc.*	310,000	4,832,900
NIC, Inc.	423,900	5,642,109
Power Integrations, Inc.	155,245	5,147,924
RealPage, Inc.*	38,700	977,949

	Shares	Value
Solera Holdings, Inc.	257,500	$11,469,050
SS&C Technologies Holdings, Inc.*	535,000	9,662,100
Ultimate Software Group, Inc., The*	237,000	15,433,440
ViaSat, Inc.*	70,000	3,228,400
Wright Express Corp.*	245,000	13,298,600
Total Information Technology		188,390,594
Telecommunication Services - 2.2%
General Communication, Inc., Class A*	280,000	2,741,200
Lumos Networks Corp.*	228,800	3,509,792
NTELOS Holdings Corp.	182,500	3,719,350
SBA Communications Corp.*	130,000	5,584,800
Total Telecommunication Services		15,555,142
Total Common Stocks (cost $547,889,586)		674,455,137
Warrants - 0.1%
American Standard Energy -
Series A Warrant*[5]	150,000	123,000
Series B Warrant*[5]	150,000	79,500
Series C Warrant*[5]	150,000	250,500
Total Warrants (cost $795,225)		453,000
Other Investment Companies - 6.0%[1]
BNY Mellon Overnight Government Fund, 0.04%[3]	9,906,725	9,906,725
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	32,789,754	32,789,754
Total Other Investment Companies (cost $42,696,479)		42,696,479
Total Investments - 101.8% (cost $591,381,290)		717,604,616
Other Assets, less Liabilities - (1.8)%		(12,844,661)
Net Assets - 100.0%		$704,759,955

The accompanying notes are an integral part of these financial statements.

8

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments

The TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”) uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12- to 18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell MidCap® Growth Index (the “Index”), the Fund’s benchmark.

The Portfolio Manager

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks selling at reasonable valuations Fund management believes have the potential to appreciate in price by 25-50% within the next 12 to 18 months

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

The Year in Review

For the year ended December 31, 2011, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned -1.89%, while its benchmark, the Russell MidCap® Growth Index, returned -1.65%.

Looking back on 2011, by some measures it was a deceptively quiet year. U.S. equity markets were generally flat with large caps up slightly, midcaps down slightly, and small caps down. After three years of significant double-digit returns – both positive and negative – 2011’s returns for all size and style indices showed the smallest or next-to-smallest absolute change in ten years. From a macroeconomic perspective, U.S. unemployment dropped to 8.6%, the lowest level in 2 1/2 years. Economic activity was generally lackluster, with GDP growth in the first three quarters hovering at an annual rate between 1% and 2%.

Pulling back from a global perspective, Mother Nature made her resounding presence felt. Japan was battered by an earthquake and tsunami. Two separate earthquakes rattled New Zealand, and Thailand suffered its worst floods in years. Meanwhile in the U.S., different parts of the country had to contend with tornadoes, hurricanes, floods, wildfires, or droughts. All told there was an estimated $350 billion of damages worldwide – the costliest year on record, with less than a third covered by some type of insurance.

Global politics were no calmer than the weather as the winter of our discontent spread throughout the year. Regime changes in Tunisia, Egypt & Libya broke the grip of decades-long rulers. Tensions also grew in Bahrain, Syria, and Yemen with nascent protests in Russia – along with a corresponding spike in oil prices. In Western Europe, long-time Greek and Italian leaders were forced to resign, casualties of forces more economic than political.

Stepping back to the economic stage, global credit issues held the spotlight. European Union disharmony grew from sovereign debt crises affecting various member countries. Concerns abounded that the current euro center cannot hold, without either a fiscal alignment added to the members’ monetary alignment, or the departure of some countries from the euro entirely. Perhaps more understandably, the price of gold peaked at nearly $1,900 shortly thereafter, only to fall back to earth by the end of December.

Within the U.S. equity markets, small-cap and mid-cap stocks finished 2011 in negative territory while large caps achieved modest yet positive returns. Consumer staples and consumer discretionary were the highest performing sectors of the Russell MidCap® Growth Index, while utilities and technology had the lowest performance. Riskier stocks, as measured by their beta, woefully underperformed as did stocks with the fastest projected growth rates. Stocks

9

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

exposed to Europe were adversely impacted during the year. One other theme that emerged over the course of 2011 was an investor shift to yield. For the year, dividend paying stocks outperformed non-payers by 7.25%.

The Fund underperformed the Russell MidCap® Growth Index for 2011. Stock selection was the driver of performance. Consumer discretionary and health care were weak on a relative basis. Areas of strength for the portfolio included technology, producer durables, and consumer staples.

In technology we experienced mixed performance among our holdings. Varian Semiconductor Equipment Associates, Inc. is the leading manufacturer of ion implantation systems used in the fabrication of integrated circuits. Mid-way through the year, Applied Materials agreed to acquire Varian at a healthy premium to its then current stock price in an all cash deal. We took the opportunity to book the 39% gain and closed out the position. Wireless and broadcast communications company, American Tower Corp., rose 17%. The company received a tailwind from the unraveling of the proposed AT&T/T-Mobile merger late in the year; which had weighed on wireless tower operators when it was announced in March. There is an abundant supply of growth drivers for wireless communication infrastructure companies including an increasing number of smartphone users and the deployment of 4G networks. American Tower is also expanding internationally. Neustar, Inc. manages the registry of North American area codes and telephone numbers which are used by carriers to route phone calls. Neustar acquired TARGUSinfo, a provider of analysis services enabling call centers to improve customer service. Neustar raised its forward guidance with an expectation this acquisition will be accretive to earnings in 2012 and its stock improved 31%. Dolby Laboratories, Inc. develops and delivers products and technologies designed to improve the entertainment experience. Its sound processing technology can be found in a host of consumer electronics such as DVD players, personal computers, digital televisions, and portable media devices. Dolby cinema products are used by movie theatres and broadcasters around the world. Dolby lost -36% due to falling personal computer sales. Tablet sales are having a cannibalistic effect on the notebook segment. Personal computers represent Dolby’s largest licensing end market and the company receives lower net revenue from the tablet segment. We liquidated our investment in June. Broadcom designs and markets a wide portfolio of digital semiconductors focused on networking, broadband and mobile devices. Broadcom acquired NetLogic Microsystems, a producer of semiconductors used in advanced networking equipment. Broadcom management lowered fourth quarter sales guidance in recognition of a highly uncertain macroeconomic environment. Its shares declined -32% as many investors were disappointed by this news. Juniper Networks, Inc. offers network infrastructure products and services including routing and switching products to control and direct network traffic. Its stock sold off -41% as revenue and earnings both did not measure up to expectations as a result of a slower and uncertain technology spending environment. We liquidated our investment in September and redeployed the proceeds into other technology stocks with greater visibility.

Within producer durables, Kansas City Southern operates a freight railway network of main and branch lines that link key commercial and industrial markets in the United States, Canada, and Mexico. Narrowing labor costs between Asia and Mexico coupled with lower transportation costs have prompted an increasing number of companies to establish a manufacturing base in Mexico. Its shares advanced 42% as near-sourcing continues to gain traction. We trimmed the position on strength. Kansas City Southern also stands to benefit from increased volume to and from the Bakken shale oil field, which should provide another leg for incremental growth for the coming years. We trimmed the position on strength. New to the portfolio in 2011, Pall Corp. is a designer, manufacturer and marketer of filtration and separation equipment. Pall reported fiscal first quarter earnings well in excess of estimates as sales came in significantly above expectations and its shares climbed 17%. The revenue beat was driven by better than expected sales growth in biotech, pharmaceutical, energy & water, and aerospace. Manpow-erGroup is a professional staffing firm supplying temporary, permanent, and outplacement services. Macroeconomic concerns are garnering more attention than company-specific news. Manpower is seeing continued demand increases across most of its regions. Despite these developments, its stock lost -42%.

In consumer staples, Whole Foods Market, Inc. operates natural and organic foods supermarkets. Whole Foods has generated revenue, earnings and same store sales growth all surpassing estimates. Whole Foods rose 39% and we trimmed the position on strength. Herbalife, Ltd. is a global network marketing company offering weight management, nutrition supplements, and personal care products. Herbalife has achieved impressive volume and revenue growth. Herbalife gained 54% and we trimmed the position on strength. Church & Dwight Co., Inc. develops, manufactures and markets a range of household, personal care and specialty products. Church & Dwight possesses a diversified and defensive portfolio, with value brands representing approximately 40% of sales. The company has successfully taken pricing action, such as raising prices on powder laundry detergent as an offset to commodity cost inflation. Church & Dwight was up 35% and we trimmed the position on strength.

10

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

Within consumer discretionary, Virgin Media, Inc. is the largest U.K. provider of cable, broadband, mobile telephone and fixed line telephone services. Virgin Media’s results were broadly in line, yet its shares lost -21% on capital expenditure concerns and net subscriber losses. We added to the position on weakness. Average revenue-per-user has risen based upon an increase in TiVO adoption rates. O’Reilly Automotive, Inc. was added to the portfolio in 2011. It is the second largest specialty retailer of automotive aftermarket parts in the U.S. with over 3,700 stores across 39 states. It caters to do-it-yourself and professional service providers. Same store sales grew beyond the consensus and O’Reilly Automotive repurchased 6% of its outstanding shares. The Automotive Aftermarket Industry Association forecasts auto part sales to grow over the next three years, helped in part by an increasingly older vehicle population. O’Reilly Automotive is well positioned with an extensive distribution center network. Shares of O’Reilly Automotive surged ahead 45% since we bought it. WABCO Holdings, Inc., a leading supplier of safety and control systems for commercial vehicles, was added to the portfolio. There are fears 2012 earnings will be lower, especially in Europe. According to WABCO, orders in Europe and North America have remained strong while China is showing an upward trend. Management reaffirmed full year 2011 guidance and has taken a more proactive approach with share repurchases in light of stock price weakness. WABCO declined -30%. Hasbro, Inc. is a family leisure time product company offering toys, games and entertainment. Hasbro reported in-line revenues; however, earnings fell short of estimates due to higher than expected costs in support of longer term growth initiatives. Shares of Hasbro fell -26% and we liquidated our investment in October.

In health care, DaVita, Inc. is a dialysis services provider operating 1,450 outpatient centers across 43 states and operates 700 acute inpatient hospital centers. DaVita produced strong returns as a result of higher revenue-per-treatment and lower drug costs. This was the first quarter since the FDA changed the drug label for Epogen, requiring less dosage per treatment. Epogen is used to manage red blood cell levels for patients undergoing dialysis treatments. DaVita, Inc. gained 9% and we trimmed the position on strength. Shire PLC is a specialty pharmaceutical company focused on attention deficit hyperactivity disorder (ADHD), human genetic therapies (HGT) and gastrointestinal diseases. Shire produced higher than expected revenue and earnings. Shire’s strength has been driven by its ADHD and HGT businesses. Shares of Shire climbed 44% and we trimmed the position. Dendreon Corp., a biotechnology company focused on the discovery and development of therapeutics aimed at improving cancer treatment options. Sales of Provenge, an active immunotherapy for treating prostate cancer, experienced a slower than expected ramp and disappointed investors. Dendreon shares were punished by -80%. Health Management Associates Inc., a rural acute care hospital operator, was added to the portfolio. Health Management Associates dropped -31% despite in-line revenue and earnings. Health care providers such as Health Management Associates are faced with a 2% cut to Medicare reimbursements effective January 2013 due to the failure of the Super Committee to agree on spending cuts designed to reduce the federal deficit. An important consideration is the 3% inflationary update that is also scheduled for 2013. This offset has not been factored in by some investors.

The often conflicting geopolitical and macroeconomic environments buffet the equity markets as a whole, but from our bottom-up perspective, we see differentiation among the abilities of individual companies to succeed. Our ongoing search for talented management, leading competitive businesses, with strong growth potential should continue to identify those standouts which comprise the Fund.

We appreciate being able to manage the Fund, and we look forward to working with you in the New Year. As always, we are dedicated to adding value to the assets you have entrusted to us.

This commentary reflects the viewpoints of the TimesSquare Capital Management as of 12/31/11.

11

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund from March 4, 2005 (commencement of operations) through December 31, 2011, to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the TimesSquare Mid Cap Growth Fund since inception through December 31, 2011, and the Russell Midcap® Growth Index for the same time period.

	One	Five	Since	Inception
Average Annual Total Returns[1]	Year	Year	Inception	Date
TimesSquare Mid Cap Growth Fund[2]
Institutional Class	(1.89)%	2.94%	6.21%	03/04/05
Premier Class	(2.01)%	2.76%	6.03%	03/04/05
Russell Midcap® Growth Index[3]	(1.65)%	2.44%	4.87%	03/04/05	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]          Mid-capitalization securities are subject to market, liquidity and information risk. Mid-size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[3]         The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates. The stocks are also members of the Russell 1000® Growth Index. The index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments. Not FDIC insured, nor bank guaranteed. May lose value.

12

TimesSquare Mid Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	TimesSquare Mid Cap Growth Fund**	Russell Midcap® Growth Index
Information Technology	25.0%	18.1%
Industrials	16.4%	15.0%
Consumer Discretionary	15.4%	20.2%
Health Care	10.7%	13.4%
Financials	9.3%	6.9%
Energy	8.7%	9.8%
Telecommunication Services	4.7%	1.7%
Consumer Staples	4.5%	6.0%
Materials	3.6%	8.6%
Utilities	0.0%	0.3%
Other Assets and Liabilities	1.7%	0.0%

**	As a percentage of net assets

Top Ten Holdings

% of
Security Name	Net Assets
DaVita, Inc.*	5.0%
Virgin Media, Inc.*	3.2
SBA Communications Corp.*	3.1
RenaissanceRe Holdings, Ltd.*	2.9
Alliance Data Systems Corp.*	2.9
Amdocs, Ltd.*	2.3
Discovery Communications, Inc., Class C*	2.3
Kansas City Southern*	2.1
Ecolab, Inc.*	2.1
NeuStar, Inc., Class A	2.0

Top Ten as a Group	27.9%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

13

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares		Value

Common Stocks - 98.3%
Consumer Discretionary - 15.4%
Coach, Inc.	392,500		$23,958,200
DeVry, Inc.	223,200		8,584,272
Discovery Communications, Inc., Class C*	934,200		35,219,340
Hanesbrands, Inc.*	555,000		12,132,300
National CineMedia, Inc.	772,200		9,575,280
O’Reilly Automotive, Inc.*	259,400		20,739,030
Pool Corp.*	704,800		21,214,480
Stanley Black & Decker, Inc.	187,000		12,641,200
Tempur-Pedic International, Inc.*	252,500		13,263,825
Tiffany & Co.	259,400		17,187,844
Tractor Supply Co.	120,900		8,481,135
Virgin Media, Inc.	2,258,400		48,284,592
Total Consumer Discretionary			231,281,498
Consumer Staples - 4.5%
Church & Dwight Co., Inc.	324,700		14,858,272
Herbalife, Ltd.	377,700		19,515,759
Hershey Foods Corp.	353,400		21,833,052
Whole Foods Market, Inc.	167,800		11,675,524
Total Consumer Staples			67,882,607
Energy - 8.7%
Cameron International Corp.*	473,300		23,281,627
Concho Resources, Inc.*	227,400		21,318,750
Core Laboratories, N.V.	132,800	[2]	15,132,560
Denbury Resources, Inc.*	947,400		14,305,740
Oil States International, Inc.*	287,100		21,925,827
Southwestern Energy Co.*	445,600		14,232,464
Whiting Petroleum Corp.*	440,400		20,562,276
Total Energy			130,759,244
Financials - 9.3%
Aflac, Inc.	359,500		15,551,970
Assured Guaranty, Ltd.	769,300		10,108,602
Axis Capital Holdings, Ltd.	609,300		19,473,228
Jones Lang LaSalle, Inc.	246,100		15,076,086
Lazard, Ltd., Class A	440,400		11,498,844
NASDAQ OMX Group, Inc., The*	941,100		23,066,361
RenaissanceRe Holdings, Ltd.	594,500		44,212,965
Total Financials			138,988,056

	Shares		Value

Health Care - 10.7%
DaVita, Inc.*	992,800		$75,264,168
Dendreon Corp.*	420,500	[2]	3,195,800
Health Management Associates, Inc., Class A*	1,877,900		13,840,123
Hologic, Inc.*	953,250		16,691,408
Mettler-Toledo International, Inc.*	108,700		16,056,077
Shire PLC	235,300		24,447,670
SXC Health Solutions Corp.*	198,600		11,216,928
Total Health Care			160,712,174
Industrials - 16.4%
Ametek, Inc.	536,900		22,603,489
CH Robinson Worldwide, Inc.	229,300		16,000,554
Cooper Industries PLC	506,800		27,443,220
IHS, Inc., Class A*	275,800		23,762,928
Kansas City Southern*	470,600		32,005,506
Manpower, Inc.	265,700		9,498,775
Nielsen Holdings, N.V.*	713,700		21,189,753
Pall Corp.	311,100		17,779,365
Parker Hannifin Corp.	155,600		11,864,500
Rockwell Collins, Inc.	204,000		11,295,480
SPX Corp.	315,500		19,015,185
URS Corp.*	518,900		18,223,768
WABCO Holdings, Inc.*	348,800		15,137,920
Total Industrials			245,820,443
Information Technology - 25.0%
Alliance Data Systems Corp.*	416,300		43,228,592
Altera Corp.	341,500		12,669,650
Amdocs, Ltd.*	1,235,300		35,243,109
Analog Devices, Inc.	325,800		11,657,124
ASML Holding N.V.	336,200		14,049,798
Broadcom Corp., Class A*	488,700		14,348,232
FLIR Systems, Inc.	408,300		10,236,081
Gartner, Inc.*	520,700		18,104,739
Global Payments, Inc.	539,100		25,542,558
Informatica Corp.*	211,200		7,799,616
Linear Technology Corp.	250,400		7,519,512
MICROS Systems, Inc.*	301,700		14,053,186
NetApp, Inc.*	362,000		13,129,740

The accompanying notes are an integral part of these financial statements.

14

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 25.0% (continued)
NeuStar, Inc., Class A*	886,900	$30,305,373
Red Hat, Inc.*	218,900	9,038,381
Solera Holdings, Inc.	362,000	16,123,480
Teradata Corp.*	272,500	13,218,975
TIBCO Software, Inc.*	443,400	10,601,694
Trimble Navigation, Ltd.*	440,402	19,113,447
VeriFone Holdings, Inc.*	331,800	11,785,536
VeriSign, Inc.	602,100	21,507,012
Western Union Co., The	923,000	16,853,980
Total Information Technology		376,129,815
Materials - 3.6%
Airgas, Inc.	291,800	22,783,744
Ecolab, Inc.	551,200	31,864,872
Total Materials		54,648,616

	Shares	Value

Telecommunication Services - 4.7%
American Tower Corp., Class A	402,900	$24,178,029
SBA Communications Corp.*	1,095,400	47,058,384
Total Telecommunication Services		71,236,413
Total Common Stocks (cost $1,235,773,951)		1,477,458,866
Other Investment Companies - 2.4%[1]
BNY Mellon Overnight Government Fund, 0.04%[3]	16,844,902	16,844,902
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	9,090,730	9,090,730
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.14%	10,006,711	10,006,711
Total Other Investment Companies (cost $35,942,343)		35,942,343
Total Investments - 100.7% (cost $1,271,716,294)		1,513,401,209
Other Assets, less Liabilities - (0.7)%		(10,278,485)
Net Assets - 100.0%		$1,503,122,724

The accompanying notes are an integral part of these financial statements. 15

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2011, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
TimesSquare Small Cap Growth	$598,918,548	$134,437,729	($15,751,661)	$118,686,068
TimesSquare Mid Cap Growth	1,302,401,279	266,980,856	(55,980,926)	210,999,930

*	Non-income-producing security.
[1]

Yield shown for each investment company represents the December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2011, amounting to:

Fund	Market Value	% of Net Assets
TimesSquare Small Cap Growth	$9,661,048	1.4%
TimesSquare Mid Cap Growth	16,370,878	1.1%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is registered with the SEC under the Securities Act of 1933. The Fund’s total market value of the security at December 31, 2011, is $3,881,250, representing 0.6% of the Fund’s net assets.

[5]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The value shown for this security is a Fair Value price as determined under procedures approved by the Fund’s Board of Trustees. Illiquid securities at December 31, 2011, amounted to $7,333,721, or 1.0% of TimesSquare Small Cap Growth’s net assets.

As of December 31, 2011, the securities in TimesSquare Mid Cap Growth were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

The following table summarizes the inputs used to value TimesSquare Small Cap Growth’s net assets by the fair value hierarchy levels as of December 31, 2011: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
TimesSquare Small Cap Growth
Investments in Securities
Common Stocks†	$667,574,416	$2,999,471	—	$670,573,887
Common Stocks - Restricted	—	—	$3,881,250	3,881,250
Warrants	—	453,000	—	453,000
Other Investment Companies	42,696,479	—	—	42,696,479

Total Investments in Securities	$710,270,895	$3,452,471	$3,881,250	$717,604,616

†	For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at December 31, 2011:

Significant Unobservable Inputs Level 3
TimesSquare Small Cap Growth
Balance as of December 31, 2010	$3,881,250
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2011	$3,881,250

As of December 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements. 16

Statements of Assets and Liabilities

December 31, 2011

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $9,661,048 and $16,370,878, respectively)	$717,604,616	$1,513,401,209
Receivable for investments sold	220,384	12,170,921
Receivable for Fund shares sold	368,015	1,417,903
Dividends and other receivables	391,685	879,859
Receivable from affiliate	25,882	849
Prepaid expenses	10,493	29,357
Total assets	718,621,075	1,527,900,098
Liabilities:
Payable upon return of securities loaned	9,906,725	16,844,902
Payable for investments purchased	1,823,607	3,015,093
Payable for Fund shares purchased	1,382,169	3,219,567
Accrued expenses:
Investment management and advisory fees	578,686	1,295,387
Other	169,933	402,425
Total liabilities	13,861,120	24,777,374

Net Assets	$704,759,955	$1,503,122,724
Institutional Class Shares:
Net Assets	$520,074,858	$854,828,220
Shares outstanding	40,773,153	64,056,775
Net asset value, offering and redemption price per share	$12.76	$13.34
Premier Class Shares:
Net Assets	$184,685,097	$648,294,504
Shares outstanding	14,669,250	49,077,978
Net asset value, offering and redemption price per share	$12.59	$13.21
Net Assets Represent:
Paid-in capital	$584,265,121	$1,284,322,712
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(5,728,492)	(22,884,903)
Net unrealized appreciation of investments	126,223,326	241,684,915
Net Assets	$704,759,955	$1,503,122,724
* Investments at cost	$591,381,290	$1,271,716,294

The accompanying notes are an integral part of these financial statements. 17

Statements of Operations

For the year ended December 31, 2011

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$3,201,905	$11,999,667
Interest income	1,924	560
Foreign withholding tax	—	(65,535)
Securities lending fees	388,171	48,431
Total investment income	3,592,000	11,983,123
Expenses:
Investment management and advisory fees	6,543,955	15,558,342
Shareholder servicing fees - Premier Class	219,279	1,267,707
Professional fees	124,543	243,433
Custodian	92,108	198,980
Transfer agent	60,504	184,522
Trustees fees and expenses	51,956	125,199
Registration fees	40,844	67,679
Reports to shareholders	28,002	181,856
Miscellaneous	26,328	66,084
Total expenses before expense offsets	7,187,519	17,893,802
Expense reimbursements	(96,273)	—
Expense reductions	(150,200)	(112,715)
Fee waivers	—	(5,585)
Net expenses	6,941,046	17,775,502
Net investment loss	(3,349,046)	(5,792,379)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	59,997,420	90,946,797
Net change in unrealized depreciation of investments	(40,855,656)	(111,633,793)
Net realized and unrealized gain (loss)	19,141,764	(20,686,996)
Net increase (decrease) in net assets resulting from operations	$15,792,718	($26,479,375)

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

For the year ended December 31,

	TimesSquare Small Cap Growth		TimesSquare Mid Cap Growth
	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($3,349,046)	($2,984,434)	($5,792,379)	($5,331,360)
Net realized gain on investments	59,997,420	66,174,987	90,946,797	77,744,659
Net change in unrealized appreciation (depreciation) of investments	(40,855,656)	72,709,600	(111,633,793)	161,649,025
Net increase (decrease) in net assets resulting from operations	15,792,718	135,900,153	(26,479,375)	234,062,324
Distributions to Shareholders:
From net realized capital gains:
Institutional Class Shares	(23,123,006)	—	(27,259,369)	—
Premier Class Shares	(8,339,281)	—	(20,921,260)	—
Total distributions to shareholders	(31,462,287)	—	(48,180,629)	—
From Capital Share Transactions:
Proceeds from sale of shares	210,343,169	126,953,552	499,350,958	469,480,626
Reinvestment of dividends and distributions	30,442,393	—	40,994,849	—
Cost of shares repurchased	(139,054,682)	(195,761,682)	(486,243,717)	(429,361,998)
Net increase (decrease) from capital share transactions	101,730,880	(68,808,130)	54,102,090	40,118,628
Total increase (decrease) in net asssets	86,061,311	67,092,023	(20,557,914)	274,180,952
Net Assets:
Beginning of year	618,698,644	551,606,621	1,523,680,638	1,249,499,686
End of year	$704,759,955	$618,698,644	$1,503,122,724	$1,523,680,638
End of year undistributed net investment income	—	—	—	—

The accompanying notes are an integral part of these financial statements.

19

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.01	$10.22	$7.53	$11.64	$12.42
Income from Investment Operations:
Net investment loss	(0.06)[3]	(0.05)[3]	(0.02)[3]	(0.04)[3]	(0.03)[3]
Net realized and unrealized gain (loss) on investments	0.41 [3]	2.84 [3]	2.71 [3]	(3.73)[3]	1.32 [3]
Total from investment operations	0.35	2.79	2.69	(3.77)	1.29
Less Distributions to Shareholders from:
Net realized gain on investments	(0.60)	—	—	(0.34)	(2.07)
Net Asset Value End of Year	$12.76	$13.01	$10.22	$7.53	$11.64
Total Return[1]	2.64%[4]	27.30%	35.72%	(32.28)%	10.00%
Ratio of net expenses to average net assets	1.03%	1.03%	1.03%	1.04%	1.04%
Ratio of net investment loss to average net assets[1]	(0.48)%	(0.51)%	(0.20)%	(0.36)%	(0.22)%
Portfolio turnover	44%	56%	65%	62%	82%
Net assets at end of year (000’s omitted)	$520,075	$438,500	$412,270	$339,078	$500,809

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.06%	1.07%	1.09%	1.08%	1.07%
Ratio of net investment loss to average net assets	(0.51)%	(0.55)%	(0.26)%	(0.41)%	(0.25)%

	For the year ended December 31,
Premier Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.86	$10.11	$7.46	$11.53	$12.32
Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.06)[3]	(0.03)[3]	(0.04)[3]	(0.04)[3]
Net realized and unrealized gain (loss) on investments	0.40 [3]	2.81 [3]	2.68 [3]	(3.70)[3]	1.30 [3]
Total from investment operations	0.32	2.75	2.65	(3.74)	1.26
Less Distributions to Shareholders from:
Net realized gain on investments	(0.59)	—	—	(0.33)	(2.05)
Net Asset Value End of Year	$12.59	$12.86	$10.11	$7.46	$11.53
Total Return[1]	2.46%	27.20%	35.52%	(32.27)%	9.84%
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.11%	1.14%
Ratio of net investment loss to average net assets[1]	(0.59)%	(0.62)%	(0.31)%	(0.44)%	(0.33)%
Portfolio turnover	44%	56%	65%	62%	82%
Net assets at end of year (000’s omitted)	$184,685	$180,199	$139,337	$106,556	$162,479

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.18%	1.18%	1.20%	1.16%	1.17%
Ratio of net investment loss to average net assets	(0.63)%	(0.66)%	(0.37)%	(0.48)%	(0.36)%

20

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$14.04	$11.88	$8.67	$13.26	$12.79
Income from Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.04)[3]	(0.02)[3]	0.00 [3,5]	0.05
Net realized and unrealized gain (loss) on investments	(0.22)[3]	2.20 [3]	3.23 [3]	(4.50)[3]	1.25
Total from investment operations	(0.26)	2.16	3.21	(4.50)	1.30
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.00)[5]	(0.04)
Net realized gain on investments	(0.44)	—	—	(0.09)	(0.79)
Total distribution to shareholders	(0.44)	—	—	(0.09)	(0.83)
Net Asset Value End of Year	$13.34	$14.04	$11.88	$8.67	$13.26
Total Return[1]	(1.89)%	18.18%	37.02%	(33.91)%	10.11%
Ratio of net expenses to average net assets	1.06%	1.06%	1.10%	1.08%	1.03%
Ratio of net investment income (loss) to average net assets[1]	(0.29)%	(0.30)%	(0.25)%	(0.04)%	0.35%
Portfolio turnover	60%	57%	55%	62%	67%
Net assets at end of year (000’s omitted)	$854,828	$923,687	$678,956	$344,189	$389,075

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.07%	1.08%	1.11%	1.09%	1.08%
Ratio of net investment income (loss) to average net assests	(0.30)%	(0.32)%	(0.26)%	(0.06)%	0.30%

21

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Premier Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.92	$11.81	$8.64	$13.23	$12.76
Income from Investment Operations:
Net investment income (loss)	(0.07)[3]	(0.06)[3]	(0.04)[3]	(0.03)[3]	0.02
Net realized and unrealized gain (loss) on investments	(0.21)[3]	2.17 [3]	3.21 [3]	(4.47)[3]	1.26
Total from investment operations	(0.28)	2.11	3.17	(4.50)	1.28
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.02)
Net realized gain on investments	(0.43)	—	—	(0.09)	(0.79)
Total distribution to shareholders	(0.43)	—	—	(0.09)	(0.81)
Net Asset Value End of Year	$13.21	$13.92	$11.81	$8.64	$13.23
Total Return[1]	(2.01)%	17.87%[4]	36.69%[4]	(33.96)%	9.95%[4]
Ratio of net expenses to average net assets	1.26%	1.26%	1.30%	1.29%	1.19%
Ratio of net investment income (loss) to average net assets[1]	(0.49)%	(0.50)%	(0.45)%	(0.26)%	0.17%
Portfolio turnover	60%	57%	55%	62%	67%
Net assets at end of year (000’s omitted)	$648,295	$599,994	$570,544	$281,199	$212,778

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.27%	1.28%	1.31%	1.30%	1.24%
Ratio of net investment income (loss) to average net assests	(0.50)%	(0.52)%	(0.46)%	(0.27)%	0.12%

Notes to Financial Highlights

The following footnotes are to be read in conjunction with the Financial Highlights previously presented in the report.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown.
[5]	Rounds to less than $0.01 per share or 0.01%.

22

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”) and TimesSquare Mid Cap Growth Fund (“Mid Cap”), each a “Fund” and collectively the “Funds.”

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents an interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

23

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense and the impact on the expense ratios for the year ended December 31, 2011 was $219,279, or 0.11%, for Small Cap – Premier Class and $1,267,707, or 0.20%, for Mid Cap – Premier Class.

The Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, who paid a portion of such Funds’ expenses. For the year ended December 31, 2011, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap - $149,385 or 0.02%, and Mid Cap - $110,784 or 0.01%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the year ended December 31, 2011, the custodian expense was not reduced for either Fund.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2011, the Funds did not incur overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, each Fund’s portion of the transfer agent expense was reduced as follows: Small Cap - $815, and Mid Cap - $1,931.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund – Capital Shares. For the year ended December 31, 2011, the management fee was reduced as follows: Small Cap - $0, Mid Cap - $5,585.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any,

24

Notes to Financial Statements (continued)

relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap
	2011	2010	2011	2010
Distributions paid from:
Ordinary income	—	—	—	—
Short-term capital gains	—	—	—	—
Long-term capital gains	$31,462,287	—	$48,180,629	—

Totals	$31,462,287	—	$48,180,629	—

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Capital loss carryforward	—	—
Undistributed ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	$3,831,508	$11,337,324

25

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Funds’ first taxable year subject to the Act is the current year ended December 31, 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the Funds had no accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

For the year ended December 31, 2011, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
TimesSquare Small Cap	$25,024,305	—
TimesSquare Mid Cap	$33,002,959	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

26

Notes to Financial Statements (continued)

At December 31, 2011, certain shareholders and omnibus shareholder accounts individually held greater than 10% of the outstanding shares of the Funds as follows: Small Cap – one account owns 11%; Mid Cap – two collectively own 35%. Transactions by these shareholders may have a material impact on their respective Funds. Capital share transactions for each class of shares were as follows:

	For the year ended December 31, 2011		For the year ended December 31, 2010
	Shares	Amount	Shares	Amount
TimesSquare Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	12,158,002	$161,146,750	8,144,032	$86,455,378
Reinvestments of dividends and distributions	1,718,025	22,214,060	—	—
Cost of shares repurchased	(6,796,571)	(90,936,575)	(14,770,418)	(158,117,791)

Net Increase (decrease) - Institutional Shares	7,079,456	$92,424,235	(6,626,386)	($71,662,413)

Premier Shares:
Proceeds from sale of shares	3,700,947	$49,196,419	3,790,265	$40,498,174
Reinvestments of dividends and distributions	644,853	8,228,333	—	—
Cost of shares repurchased	(3,688,710)	(48,118,107)	(3,553,909)	(37,643,891)

Net increase - Premier Shares	657,090	$9,306,645	236,356	$2,854,283

TimesSquare Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	15,792,965	$223,881,101	25,128,515	$315,160,401
Reinvestments of dividends and distributions	1,940,717	26,102,639	—	—
Cost of shares repurchased	(19,478,226)	(273,370,212)	(16,487,522)	(205,363,956)

Net increase (decrease) - Institutional Shares	(1,744,544)	($23,386,472)	8,640,993	$109,796,445

Premier Shares:
Proceeds from sale of shares	20,122,930	$275,469,857	12,706,187	$154,320,225
Reinvestments of dividends and distributions	1,118,034	14,892,210	—	—
Cost of shares repurchased	(15,255,116)	(212,873,505)	(17,944,347)	(223,998,042)

Net increase (decrease) - Premier Shares	5,985,848	$77,488,562	(5,238,160)	($69,677,817)

27

Notes to Financial Statements (continued)

2.	Agreements and Transactions with Affiliates

The Trust has entered into investment management agreements (each, an “Investment Management Agreement”) under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2011, the annual investment management fee rates, as a percentage of average daily net assets, were as follows: Small Cap - 1.00% and Mid Cap - 1.00%. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a reimbursement agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1 , 2012, to waive management fees and/ or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class – 1.05%, Small Cap Premier Class – 1.25%, Mid Cap Institutional Class – 1.19% and Mid Cap Premier Class – 1.39%.

The Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause each Fund’s total annual operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2011, each Fund’s components of reimbursement are detailed in the following chart:

	TimesSquare Small Cap	TimesSquare Mid Cap
Reimbursement Available - 12/31/10	$467,020	—
Additional Reimbursements	96,273	—
Repayments	—	—
Expired Reimbursements	(177,685)	—

Reimbursement Available - 12/31/11	$385,608	—

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2011, the following Funds lent to other Managers Funds: Small Cap lent varying amounts up to $12,684,491 for 7 days earning interest of $1,924; Mid Cap lent $4,556,932 for 5 days earning interest of $560. The interest amounts are included in the Statement of Operations as interest income. For the same period, the Funds did not borrow from other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2011, for Small Cap were $343,410,901 and $281,631,011 and for Mid Cap were $926,510,949 and $924,085,357, respectively. There were no purchases or sales of U.S. Government obligations for either Fund.

4.	Portfolio Securities Loaned

The Funds participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided

28

Notes to Financial Statements (continued)

between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, each Fund is indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund (formerly BNY Institutional Cash Reserves Fund the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in Series B of the ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC will purchase the defaulted securities from each Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

6.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax	Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2011, $31,462,287 and $48,180,629 respectively, or, if subsequently determined to be different, the net capital gains of such year.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 27, 2012

30

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

31

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

TimesSquare Capital Management LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers Funds

December 31, 2011

Skyline Special Equities Portfolio

Managers
INVESTMENT GROUP

AR018-1211

Skyline Special Equities Portfolio

Annual Report — December 31, 2011

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	9
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	10
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	11
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	12
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

TRUSTEES AND OFFICERS	19

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the Fund detailed in this report, are, therefore, designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Below is a brief overview of the securities markets and the performance results of the Skyline Special Equities Portfolio. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Although U.S. equity markets generally ended the year flat or modestly negative, investors in those markets certainly experienced high levels of volatility along the way. After markets shook off macroeconomic events in the first half of the year such as the Arab Spring and the devastating consequences of the Japanese tsunami, markets were not nearly as resilient in the summer months as the political stalemate in Washington involving the U.S. debt ceiling, the S&P downgrade of U.S. sovereign credit rating, and the fear of European sovereign debt contagion shook equity markets. The end of September and into the fourth quarter, however, featured almost a complete reversal of the “risk off” trade from the summer months with markets responding positively both to the coordinated efforts of European policymakers to head off issues surrounding their collective sovereign debt crisis as well as to generally positive earnings reports at the company level in the U.S. For the full calendar year, there was a sharp dichotomy in performance at the sector level within small-cap value equities with more defensive sectors such as utilities (17.3%) performing well while more cyclically geared sectors such as consumer discretionary (-10.9%) and information technology (-13.7%) generated disappointing results.

Against this backdrop, the relative performance of the Skyline Special Equities Portfolio was solid, as detailed below.

Periods Ended 12/31/11	6 Months	1 Year	3 Years	5 Years	10 Years
Skyline Special Equities Portfolio	(5.83)%	(2.05)%	23.57%	0.34%	7.37%
Russell 2000® Value Index	(8.94)%	(5.50)%	12.36%	(1.87)%	6.40%
Russell 2000® Index	(9.77)%	(4.18)%	15.63%	0.15%	5.62%

For the year ended December 31, 2011, the Fund returned (-2.05%), outpacing its benchmark, the Russell 2000® Value Index which returned (–5.50%). The performance of the stocks in every sector of the Fund outperformed the corresponding sectors of the benchmark during 2011. This strong stock selection more than offset disadvantageous sector allocation. The Fund was generally overweighted in the poor performing, economically-sensitive sectors, and underweighted in the better performing defensive sectors.

Looking ahead, while Skyline believes the threat to the global economy from U.S. legislative gridlock and the European sovereign debt crisis remains the biggest risk to the Fund, they also believe the companies

1

Letter to Shareholders (continued)

in the Fund are better prepared for a downturn than they were prior to the recent recession. The holdings within the Fund maintain balance sheets that are stronger, with less leverage and greater liquidity. Meanwhile, inventories, as measured by the inventory-to-sales ratio, are also in better shape and the cost structures of these companies remain lean following several years of limited hiring and capital spending.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$980	$6.59
Based on Hypothetical 5% Annual Return	1.32%	$1,000	$1,019	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Skyline Special Equities Portfolio

Investment Manager’s Comments

The Skyline Special Equities Portfolio generated a 19.85% return for the fourth quarter, compared to a 15.97% return for the Russell 2000® Value Index. Strength was broad based, with every sector of the small-cap value market generating positive returns. The solid returns posted in the fourth quarter still were not able to lead either the Fund or the benchmark to positive returns for the year although the Fund did solidly outperform the Index. For the year, the Fund returned -2.05%, compared to the full-year return of -5.50% for the Russell 2000® Value Index.

The Year in Review

The majority of the Fund’s gains for the year on both an absolute and relative basis were achieved during the fourth quarter. During this quarter, the financials sector contributed most to the Fund’s performance relative to its benchmark. Delphi Financial Group, Inc. (DFG), a life and health insurer, more than doubled during the quarter. DFG agreed to be acquired at a price that was a significant premium to where the stock was trading prior to the announcement.

The industrials sector contributed most to the Fund’s absolute and relative performance during the year due to strong stock selection. In addition to United Rentals, Inc., Generac Holdings, Inc., a provider of back-up generators, rose as the high level of catastrophic weather activity in the U.S. during the year increased demand for its products. The industrials sector did, however, also have the Fund’s largest detractor for the year. This was a holding of Meritor Inc. which returned (-74)% and detracted from further potential outperformance from the sector.

The performance of the stocks in every sector of the Fund outperformed the corresponding sectors of the benchmark during 2011. This strong stock selection more than offset disadvantageous sector allocation. The Fund was generally overweighted in the poor performing, economically-sensitive sectors, and underweighted in the better performing defensive sectors.

DFG was the fourth and final Portfolio holding to receive a takeover offer in 2011, following Pharmaceutical Product Development, Inc., SFN Group, Inc., and TradeStation Group, Inc. earlier in the year. These four companies had several characteristics in common prior to the offers, including solid balance sheets, strong niche businesses, and attractive valuations. We believe that M&A activity, driven by the combination of attractive valuations, strong corporate balance sheets, and modest organic growth opportunities is likely to provide continued support to equity markets.

Looking Forward

The threat to the global economy from U.S. legislative gridlock and the European sovereign debt crisis remains the biggest risk to the Fund. However, we believe the companies in the Fund are better prepared for a downturn than they were prior to the recent recession. Balance sheets are stronger, with less leverage and greater liquidity; inventories, as measured by the inventory-to-sales ratio, are in better shape; and cost structures remain lean following several years of limited hiring and capital spending.

In addition, the Fund is reasonably valued. Its P/E currently stands at 16x trailing 12-month EPS, which is in line with its long term average. This P/E is somewhat inflated, however. A number of stocks in the Portfolio, banks and industrial companies in particular, appear to be selling at high P/Es because their earnings remain depressed, having not yet recovered from the economic recession. We believe many of those stocks have reached an inflection point and we expect them to report significantly higher EPS over the next year. That is one reason why the median expected EPS growth rate over the next 12 months for the stocks in the Fund is 16.7%.

Another factor to take into account when assessing the current valuation of the Fund is the strong balance sheets of the Portfolio holdings. Over 22% of the Portfolio is invested in companies with more cash than debt on their balance sheets. This cash is a potential source of incremental earnings-per-share if managements chose to apply it to accretive acquisitions or share buybacks.

Even when factoring in the potential for a slowdown in the global economy, the combination of reasonable valuations, strong expected earnings growth, and solid balance sheets makes us optimistic about the prospects for the Fund.

This commentary reflects the viewpoints of Skyline Asset Management, L.P., as of December 31, 2011.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 2001 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table

4

Skyline Special Equities Portfolio

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Skyline Special Equities Portfolio, the Russell 2000® Value Index and the Russell 2000® Index from December 31, 2001 through December 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Skyline Special Equities Portfolio[2,5]	(2.05)%	0.34%[6]	7.37%[6]
Russell 2000® Value Index[3]	(5.50)%	(1.87)%	6.40%
Russell 2000® Index[4]	(4.18)%	0.15%	5.62%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars($).

[2]          The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]          The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

[4]          The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]          Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[6]           Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown include the performance of the predecessor Fund.

The Russell 2000® Index and Russell 2000® Value Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments. Not FDIC insured, nor bank guaranteed. May lose value.

5

Skyline Special Equities Portfolio

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Skyline Special Equities Portfolio**	Russell 2000® Value Index	Russell 2000® Index
Industrials	27.4%	14.7%	15.6%
Financials	20.2%	36.8%	22.2%
Consumer Discretionary	19.0%	11.7%	13.0%
Information Technology	15.1%	10.9%	17.1%
Health Care	6.1%	5.3%	12.7%
Materials	3.9%	4.9%	4.5%
Energy	2.9%	4.7%	6.7%
Utilities	1.9%	7.3%	3.7%
Telecommunication Services	0.8%	0.6%	0.8%
Consumer Staples	0.0%	3.1%	3.7%
Other Assets and Liabilities	2.7%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
GP Strategies Corp.*	2.5%
McGrath RentCorp	2.2
Triumph Group, Inc.*	2.2
Asbury Automotive Group, Inc.*	2.1
Reinsurance Group of America, Inc.*	2.1
Jos. A. Bank Clothiers, Inc.*	1.9
Teleflex, Inc.*	1.9
Monotype Imaging Holdings, Inc.*	1.9
Hudson Valley Holding Corp.	1.9
CRA International, Inc.*	1.9

Top Ten as a Group	20.6%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2011

	Shares		Value

Common Stocks - 97.3%
Consumer Discretionary - 19.0%
Asbury Automotive Group, Inc.*	185,957		$4,009,233
Ascena Retail Group, Inc.*	85,600		2,544,032
Big Lots, Inc.*	70,400		2,658,304
Drew Industries, Inc.	128,300		3,147,199
Group 1 Automotive, Inc.	62,400		3,232,320
Harman International Industries, Inc.	44,700		1,700,388
Jos. A. Bank Clothiers, Inc.*	75,109		3,662,315
La-Z-Boy, Inc.*	273,000		3,248,700
Modine Manufacturing Co.*	167,100		1,580,766
Signet Jewelers, Ltd.	66,200		2,910,152
Valassis Communications, Inc.*	88,700	[2]	1,705,701
Warnaco Group, Inc., The*	49,900		2,496,996
Winnebago Industries, Inc.*	390,000		2,878,200
Total Consumer Discretionary			35,774,306
Energy - 2.9%
Bristow Group, Inc.	68,200		3,231,998
Energy Partners, Ltd.*	150,700		2,200,220
Total Energy			5,432,218
Financials - 20.2%
Aspen Insurance Holdings, Ltd.	63,173		1,674,085
BBCN Bancorp, Inc.*	156,200		1,476,090
Berkshire Hills Bancorp, Inc.	107,912		2,394,567
Brookline Bancorp, Inc.	241,200		2,035,728
Columbia Banking System, Inc.	127,300		2,453,071
First Financial Bancorp	207,800		3,457,792
Hanover Insurance Group, Inc.	86,600		3,026,670
Hudson Valley Holding Corp.	168,090		3,566,870
MB Financial, Inc.	146,600		2,506,860
Ocwen Financial Corp.*	203,700		2,949,576
Park Sterling Bank*	421,600		1,720,128
Reinsurance Group of America, Inc.	76,347		3,989,131
Sabra Health Care REIT, Inc.	175,666		2,123,802
Symetra Financial Corp.	238,300		2,161,381
Validus Holdings, Ltd.	76,300		2,403,450
Total Financials			37,939,201
Health Care - 6.1%
Health Management Associates, Inc., Class A*	269,700		1,987,689

	Shares		Value

Sirona Dental Systems, Inc.*	77,700		$3,421,908
Symmetry Medical, Inc.*	301,700		2,410,583
Teleflex, Inc.	59,450		3,643,690
Total Health Care			11,463,870
Industrials - 27.4%
A.O. Smith Corp.	66,200		2,655,944
CBIZ, Inc.*	311,575		1,903,723
Columbus McKinnon Corp.*	184,350		2,339,402
CRA International, Inc.*	176,469		3,501,145
EnPro Industries, Inc.*	58,100		1,916,138
Generac Holdings, Inc.*	91,576		2,566,875
General Cable Corp.*	81,921		2,048,844
GP Strategies Corp.*	354,206		4,774,697
Huron Consulting Group, Inc.*	85,700		3,320,018
Insperity, Inc.	81,246		2,059,586
Kennametal, Inc.	81,500		2,976,380
McGrath RentCorp	140,600		4,075,994
Meritor, Inc.*	150,383		800,038
Swift Transportation Co.*	244,400		2,013,856
Textainer Group Holdings, Ltd.	76,300		2,221,856
Triumph Group, Inc.	69,300		4,050,585
United Rentals, Inc.*	107,900	[2]	3,188,445
Watts Water Technologies, Inc.	80,400		2,750,484
Wesco Aircraft Holdings, Inc.*	170,000	[2]	2,378,300
Total Industrials			51,542,310
Information Technology - 15.1%
Anixter International, Inc.*	33,700		2,009,868
Benchmark Electronics, Inc.*	187,889		2,530,865
Monotype Imaging Holdings, Inc.*	231,200		3,604,408
NeuStar, Inc., Class A*	89,600		3,061,632
ON Semiconductor Corp.*	327,125		2,525,405
Plantronics, Inc.	53,700		1,913,868
RF Micro Devices, Inc.*	349,300		1,886,220
Rudolph Technologies, Inc.*	166,000		1,537,160
Sanmina-SCI Corp.*	167,200		1,556,632
SYNNEX Corp.*	85,554		2,605,975
TNS, Inc.*	120,000		2,126,400
Virtusa Corp.*	209,601		3,035,022
Total Information Technology			28,393,455

The accompanying notes are an integral part of these financial statements.

7

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares	Value

Materials - 3.9%
A. Schulman, Inc.	117,100	$2,480,178
Quaker Chemical Corp.	78,400	3,048,976
Solutia, Inc.*	106,900	1,847,232
Total Materials		7,376,386
Telecommunication Services - 0.8%
NTELOS Holdings Corp.	76,500	1,559,070
Utilities - 1.9%
NV Energy, Inc.	213,800	3,495,630
Total Common Stocks (cost $158,159,870)		182,976,446

	Shares	Value

Other Investment Companies - 5.1%[1]
BNY Mellon Overnight Government Fund, 0.05% [3]	4,373,574	$4,373,574
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	5,320,096	5,320,096
Total Other Investment Companies (cost $9,693,670)		9,693,670
Total Investments - 102.4% (cost $167,853,540)		192,670,116
Other Assets, less Liabilities - (2.4)%		(4,552,920)
Net Assets - 100.0%		$188,117,196

Based on the approximate cost of investments of $169,101,028 for Federal income tax purposes at December 31, 2011, the aggregate gross unrealized appreciation and depreciation were $37,997,782 and $14,428,694, respectively, resulting in net unrealized appreciation of investments of $23,569,088.

*	Non-income-producing securities.
[1]

Yield shown for each investment company listed represents its December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2011, amounting to a market value of $4,297,398, or 2.3% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

As of December 31, 2011, the securities in the Fund were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2011, the Fund had no transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

REIT:	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements. 8

Skyline Special Equities Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments at value (including securities on loan valued at $4,297,398)*	$192,670,116
Receivable for Fund shares sold	151,921
Dividends, interest and other receivables	656,581
Receivable from affiliate	32,526
Prepaid expenses	10,848
Other assets	77,215
Total assets	193,599,207
Liabilities:
Payable upon return of securities loaned	4,373,574
Payable for Fund shares repurchased	412,485
Payable for investments purchased	312,425
Accrued expenses:
Investment management and advisory fees	141,036
Administrative fees	39,177
Trustees deferred compensation	77,215
Other	126,099
Total liabilities	5,482,011

Net Assets	$188,117,196
Shares outstanding	8,559,167
Net asset value, offering and redemption price per share	$21.98
Net Assets Represent:
Paid-in capital	$214,025,713
Undistributed net investment loss	(16,893)
Accumulated net realized loss from investments	(50,708,200)
Net unrealized appreciation of investments	24,816,576
Net Assets	$188,117,196
*Investments at cost	$167,853,540

The accompanying notes are an integral part of these financial statements. 9

Skyline Special Equities Portfolio

Statement of Operations

For the year ended December 31, 2011

Investment Income:
Dividend income	$2,000,549
Interest income	853
Securities lending fees	5,408
Total investment income	2,006,810
Expenses:
Investment management and advisory fees	1,866,501
Adminstrative fees	518,473
Transfer agent	575,810
Professional fees	55,120
Custodian	33,611
Reports to shareholders	27,467
Registration fees	24,890
Trustees fees and expenses	15,939
Miscellaneous	9,804
Total expenses before offsets	3,127,615
Expense reimbursements	(389,841)
Expense reductions	(239)
Net expenses	2,737,535
Net investment loss	(730,725)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	27,946,658
Net change in unrealized depreciation of investments	(32,114,825)
Net realized and unrealized loss	(4,168,167)
Net decrease in net assets resulting from operations	($4,898,892)

The accompanying notes are an integral part of these financial statements. 10

Skyline Special Equities Portfolio

S tatement of Changes in Net Assets

For the year ended December 31,

Increase (Decrease) in Net Assets From Operations:	2011	2010
Net investment loss	($730,725)	($1,129,137)
Net realized gain on investments	27,946,658	27,652,929
Net change in unrealized appreciation (depreciation) of investments	(32,114,825)	20,759,449
Net increase (decrease) in net assets resulting from operations	(4,898,892)	47,283,241
From Capital Share Transactions:
Proceeds from sale of shares	10,743,872	31,012,708
Cost of shares repurchased	(42,631,111)	(106,199,907)
Net decrease from capital share transactions	(31,887,239)	(75,187,199)
Total decrease in net assets	(36,786,131)	(27,903,958)
Net Assets:
Beginning of year	224,903,327	252,807,285
End of year	$188,117,196	$224,903,327
End of year undistributed net investment loss	($16,893)	($59,154)

Share Transactions:
Proceeds from sale of shares	482,520	1,606,730
Cost of shares repurchased	(1,942,899)	(5,789,508)
Net decrease in shares	(1,460,379)	(4,182,778)

The accompanying notes are an integral part of these financial statements. 11

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$22.45	$17.80	$11.65	$19.54	$25.99
Income from Investment Operations:
Net investment loss	(0.08)[4]	(0.09)[4]	(0.06)[4]	(0.03)[4]	(0.00)[2]
Net realized and unrealized gain (loss) on investments	(0.39)[4]	4.74 [4]	6.21 [4]	(7.82)[4]	(2.57)
Total from investment operations	(0.47)	4.65	6.15	(7.85)	(2.57)
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.04)	(3.88)
Net Asset Value, End of Year	$21.98	$22.45	$17.80	$11.65	$19.54
Total Return[1]	(2.09)%[5]	26.12%[5]	52.79%	(40.15)%	(9.91)%
Ratio of net expenses to average net assets	1.32%	1.32%	1.32%	1.32%	1.37%
Ratio of net investment loss to average net assets[1]	(0.35)%	(0.50)%	(0.47)%	(0.16)%	(0.02)%
Portfolio turnover	45%	48%	61%	47%	52%
Net assets at end of year (000’s omitted)	$188,117	$224,903	$252,807	$186,189	$428,691

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.51%	1.52%	1.53%	1.54%	1.47%
Ratio of net investment loss to average net assets	(0.54)%	(0.70)%	(0.68)%	(0.38)%	(0.12)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Rounds to less than $0.01 per share.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	Per share numbers have been calculated using average shares.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

12

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”). The Fund will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time the Fund’s NAV is calculated.

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

13

Notes to Financial Statements (continued)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Fund becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2011, the custodian expense was not reduced.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense was reduced by $239.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2011, the Fund did not incur any overdraft fees.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2011
Capital loss carryforward	$49,433,612
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

14

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows: New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Fund’s first taxable year subject to the Act is the current year ended December 31, 2011.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

Capital Loss Carryover Amounts
Fund	Short-Term	Long-Term	Expires December 31,
Skyline
(Pre-Enactment)	$49,433,612	—	2017

For the year ended December 31, 2011, the Fund utilized capital loss carryovers in the amount of:

Capital Loss Carryovers Utilized
Fund	Short-Term		Long-Term
Skyline	$ 26,853,805		—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 45%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment management agreement (each, an “Investment Management Agreement”) under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. (“Skyline”), which serves pursuant to a subadvisory agreement between the Investment Manager and Skyline.

15

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2011, the annual investment management fee rate as a percentage of average daily net assets is 0.90%. The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisors, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

The Investment Manager has contractually agreed, through at least May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.32% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentage of the Fund’s average daily net assets. For the year ended December 31, 2011, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/10	$1,526,762
Additional Reimbursements	389,841
Repayments	—
Expired Reimbursements	(653,130)

Reimbursement Available - 12/31/11	$1,263,473

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represent the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, the value of which is reflected in “Other assets” on the Statement of Assets and Liabilities at December 31, 2011. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/ decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At December 31, 2011, the unrealized appreciation on these shares amounted to $10,117.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2011, the Fund lent varying amounts up to $4,914,168 for 11 days earning

16

Notes to Financial Statements (continued)

interest of $853 to other Managers Funds. The interest amount can be found in the Statement of Operations as interest income. For the same period, the Fund did not borrow from any other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2011, were $90,259,083 and $120,355,576, respectively. The Fund had no purchases or sales of U.S. Government securities for the year ended December 31, 2011.

4.	Portfolio Securities Loaned

The Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly BNY Institutional Cash Reserves Fund (the “ICRF”), formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in Series B of the ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund had not had prior claims or losses and expects the risk of loss to be remote.

6.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

Skyline Special Equities Portfolio hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2011, $0, or, if subsequently determined to be different, the net capital gains of such year.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for each of the five years in the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 27, 2012

18

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

19

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

*  Formerly PNC Global Investment Servicing (U.S.) Inc.

IMPORTANT NOTICE OF REVISIONS TO THE FUND’S

REDEMPTION AND EXCHANGE FEE POLICY

Effective on May 1, 2012, the Fund’s Redemption and Exchange policy will be modified. The modified policy is provided below.

The Fund will deduct a redemption/exchange fee of 2.00% (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption/ Exchange Fee, redemptions of shares of the Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), (3) of shares purchased through certain asset allocation programs, as determined by the Investment Manager, (4) of shares where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder, or (5) of shares of a Fund after the announcement or other initial public disclosure by such Fund of the liquidation of such Fund or of the merger or reorganization of such Fund into another Fund. Short-term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/Exchange Fee were applied. The Redemption/ Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers AMG

December 31, 2011

GW&K INVESTMENT MANAGEMENT

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund

GW&K Municipal Bond Fund

Managers
INVESTMENT GROUP

AR020-1211

Managers AMG Funds

Annual Report — December 31, 2011

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

GW&K Small Cap Equity Fund	5

GW&K Municipal Enhanced Yield Fund	10

GW&K Municipal Bond Fund	19

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	30
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	31
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	32
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	33
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	39
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

TRUSTEES AND OFFICERS	47

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Our mutual fund offerings include three that are subadvised by Gannett Welsh & Kotler, LLC (“GW&K”) and focus on specific segments of the municipal bond or domestic equity market. The GW&K Municipal Bond Fund (“GW&K Muni Fund”) seeks to provide investors with diversified, high-quality municipal bond exposure, while the GW&K Municipal Enhanced Yield Fund (“GW&K EY Fund”) emphasizes lower-rated, investment-grade, and longer-term bonds with the intent to generate more income for shareholders. GW&K has been effectively managing municipal bond portfolios since the mid-1970s and has overseen both Funds since their inception. The GW&K Small Cap Equity Fund (“GW&K SCE Fund”) is a core fund that emphasizes small-capitalization stocks that appear positioned to generate consistent, long-term, sustainable earnings growth. GW&K’s equity investment process is built on in-depth research and diversification, and has historically offered downside protection for shareholders. GW&K has been overseeing equity mandates since the mid-1980s and the GW&K SCE Fund since its inception.

During 2011, the municipal market re-established itself as a reliable safe haven, keeping pace with the broader flight to quality in U.S. Treasuries while, at the same time, exhibiting much less volatility. Still, there were blips along the way, from the January sell-off caused by Meredith Whitney’s default prediction to the October backup when a supply spike caused tax-exempt yields to bounce off historic lows. Each created important buying opportunities, providing temporary windows to lock in higher interest rates. Those who followed the skeptics’ advice missed out, as has happened so often over the past few years when the “inevitable” backup in rates failed to materialize. During 2011, states cut spending, raised revenues, reduced services, renegotiated public benefit contracts and trimmed their labor forces. The number of defaults was actually down from the last two years. Retail investors, who had bailed out of tax-exempt mutual funds in record numbers during the fourth quarter of 2010 and at the beginning of 2011, gradually realized that a systemic “day of reckoning” wasn’t coming, and by early spring the market gained a momentum it would sustain through year end. The result was a very strong year for municipal bonds, particularly those in the intermediate and long end of the curve.

The U.S. equity market was a different story as macro factors and volatility continued to dominate during 2011. The Russell 2000® Index (the “Index”) had a decent start to 2011 as the Index returned 7.94%. The second quarter was challenging following the Japanese Earthquake and the Arab Spring. Things got even worse during the third quarter as fear surrounding the European debt crisis, the sustainability of the U.S. recovery and the possibility of slowing growth in emerging markets weighed on U.S. equities. The Index returned -21.87% during the third quarter. Markets rebounded in October as positive U.S. economic data reassured investors that another U.S. recession was not imminent. Additionally, some political developments in Europe raised confidence we would avoid Lehman 2.0. Unfortunately, those developments have not led to much change in Europe as we continue to await a long-term solution. Overall, the market favored defensive sectors, dividend-paying stocks, and lower-beta stocks as growth beat value again. Stock correlations remained elevated as the abovementioned macro factors drove markets. Some normalization occurred during December and has carried over to 2012. We may be in the midst of a transition to an environment that favors stock picking, but we have said that before.

1

Letter to Shareholders (continued)

Against this backdrop, the performance of the three GW&K Funds was very strong on an absolute and relative basis, as detailed below:

Periods Ended 12/31/2011	Six Months	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
GW&K Small Cap Equity Fund
Investor Class	(5.14)%	1.47%	20.33%	2.11%	3.58%	6.30%	12/10/1996
Russell 2000® Index	(9.77)%	(4.18)%	15.63%	0.15%	5.62%
GW&K Municipal Enhanced Yield
Institutional Class	8.73%	13.94%	17.76%	3.17%	—	3.86%	12/30/2005
Barclays Capital U.S. Municipal Bond BAA Index	6.95%	11.84%	13.52%	2.29%	5.27%
GW&K Municipal Bond
Institutional Class	7.71%	12.81%	—	—	—	8.92%	6/30/2009
Barclays Capital 10-Year Municipal Bond Index	7.42%	12.32%	8.68%	6.33%	5.90%

For the 12-month period ending December 31, 2011, the GW&K SCE Fund (Investor Class) returned 1.47%, nicely beating the
-4.18% return for the Index. During 2011, lower-beta stocks significantly outperformed and GW&K’s tendency to favor lower-beta stocks relative to the Index contributed about 50% of the Fund’s alpha. The rest of the outperformance can be attributed to very good stock selection across the Portfolio. In particular, GW&K’s consumer discretionary and financials stocks markedly outperformed their counterparts.

For the 12-month period ending December 31, 2011, the GW&K EY Fund (Institutional Class) returned 13.94%, solidly outpacing the 11.84% return for the Barclays Capital Municipal Bond BAA Index. The Fund’s long duration versus the benchmark positively affected performance as 30-year municipal rates declined by over 100 basis points (1.0%) in 2011. The best performers were discount structures with strong call protection that benefited the most from the declining rate environment.

For the 12-month period ending December 31, 2011, the GW&K Muni Bond Fund (Institutional Class) returned 12.81%, ahead of the 12.32% return for the Barclays Capital Municipal Bond 10-Year Index. The Fund’s exposure in the 10-15 year space and longer duration were the keys to the outperformance. Other positive contributors for the year included underweighted positions in lower quality sectors including tobacco, gas, and BBB’s. The Fund’s tactical shift during the second half of 2011 also proved beneficial as GW&K sold out of some positions in the rising market and reinvested the cash when greater issuance caused muni bond prices to fall.

Looking ahead to 2012, the current picture in the municipal market offers plenty of reasons to be optimistic. First, the states are in better shape than in past years, having successfully navigated the worst of the recession. Second, even with this year’s significant front-end flattening, the tax-exempt curve remains historically steep, providing attractive carry in longer intermediate maturities and the potential for additional returns from bond roll. Third, credit spreads have stayed wide. Since getting comfortable with these lower-rated credits requires a dedicated research staff, many retail and crossover buyers simply shun these names, which creates value for diligent active managers. Lastly, the municipal to Treasury yield ratio hovers near 100% in the 10-year range and is cheaper as you move out the curve. Elevated ratios provide a cushion against a falling Treasury market and often attract demand from crossover investors, providing supplemental support when municipals cheapen.

GW&K believes small-cap equities look attractive from a valuation perspective and relative to other investment opportunities. While other areas of the equity market may be even more undervalued and thus outperform over the short-term, GW&K remains believers in the long-term potential that can be generated by the innovative and nimble companies in the small-cap space. Avoiding any period of underperformance requires a near perfect ability to forecast developments in the macro economy and investor sentiment. Consequently, GW&K will continue to focus on the micro, stock specific merits of each company and value long-term sustainable earnings

2

Letter to Shareholders (continued)

growth most dearly. This approach has added significant alpha over recent years during a challenging market environment for many active managers.

The GW&K portfolio management teams have provided more detailed information on the performance of the Funds during 2011 and their perspective on the investment environment in the management discussion and analysis section of this report.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit our web site for information on other MIG product offerings. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne

Managing Partner

Managers Investment Group LLC

3

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/2011	Ending Account Value 12/31/2011	Expenses Paid During the Period*
GW&K Small Cap Equity Fund
Investor Class Shares
Based on Actual Fund Return	1.35%	$1,000	$949	$6.63
Hypothetical (5% return before expenses)	1.35%	$1,000	$1,018	$6.87
Service Class Shares
Based on Actual Fund Return	1.20%	$1,000	$949	$5.90
Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$6.11
Institutional Class Shares
Based on Actual Fund Return	0.95%	$1,000	$950	$4.67
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84
GW&K Municipal Enhanced Yield Fund
Investor Class Shares
Based on Actual Fund Return	1.14%	$1,000	$1,085	$5.99
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,019	$5.80
Service Class Shares
Based on Actual Fund Return	0.88%	$1,000	$1,086	$4.63
Hypothetical (5% return before expenses)	0.88%	$1,000	$1,021	$4.48
Institutional Class Shares
Based on Actual Fund Return	0.64%	$1,000	$1,087	$3.37
Hypothetical (5% return before expenses)	0.64%	$1,000	$1,022	$3.26
GW&K Municipal Bond Fund
Investor Class Shares
Based on Actual Fund Return	0.82%	$1,000	$1,074	$4.29
Hypothetical (5% return before expenses)	0.82%	$1,000	$1,021	$4.18
Service Class Shares
Based on Actual Fund Return	0.54%	$1,000	$1,076	$2.83
Hypothetical (5% return before expenses)	0.54%	$1,000	$1,022	$2.75
Institutional Class Shares
Based on Actual Fund Return	0.34%	$1,000	$1,077	$1.78
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,023	$1.73
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

GW&K Small Cap Equity Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended December 31, 2011, the GW&K Small Cap Equity Fund (Investor Class) (the “Fund”) returned 1.47%, outperforming the Russell 2000® Index, which returned -4.18%, and the Russell 3000® Index, which returned 1.03%. Please note that this Fund has multiple share classes. Performance for all classes can be found on the Fund’s performance page at www.managersinvest.com.

Volatility was ever present in 2011. Stocks began the year on a positive note as the U.S. growth outlook appeared to brighten with improvements in the labor market and manufacturing sector. But persistent weakness in the U.S. economy, coupled with the European debt crisis, caused investors to retreat from riskier asset classes and U.S. stocks suffered significant mid-year losses. For the major indices, the third quarter delivered the largest setback since the fourth quarter of 2008, the peak of the financial crisis. In the fourth quarter, a significant shift occurred as investors were encouraged by positive signs evident in many segments of the economy, including employment, manufacturing and consumption. As a result, investors were more willing to take on risk than earlier in the year and the equity markets experienced a robust rally. Despite the strong fourth quarter finish, stock indices ended the year not too far from where they started. The S&P 500 Index ended the year with a modest gain of 2.1%, while the Russell 2000® Index declined modestly by–4.2%.

For the year overall, it was the safer corners of the market, such as dividend-paying companies and large-cap blue chip stocks, that produced relatively strong performance while small-cap stocks lagged. The more defensive utilities, consumer staples and health care sectors ruled and posted the most positive returns. Within the small-cap universe, growth stocks outperformed value stocks for the third year in a row. While a larger weighting in utilities surely helped the value category, this was more than offset by the poor performance of industrial stocks as well as the large exposure in the Value Index to the underperforming financials sector.

While we are seeing signs of a brighter economic outlook, the difficult realities of a year ago still exist today: the Eurozone crisis, concerns over growth in China, oil surging, U.S. house prices declining, and U.S. state & local problems intensifying. So it is not so shocking that the equity markets made little progress during 2011.

We were pleased overall with the positive return generated by the Fund in 2011 compared to the loss for the Index, especially given the difficult investing climate during the year. We believe our investment approach provided protection in the down market environments and also produced solid results that kept pace with the Russell 2000® Index when equity markets were rising. Delivering such results in both environments is a difficult feat given our low turnover.

The Fund’s outperformance relative to the Index this year originated almost completely from stock selection. Sector allocation did not have a significant impact on 2011 performance which one would expect given that our approach focuses more on selecting quality stocks that we can hold for the long term rather than making active sector allocation bets. Stock selection in the consumer discretionary, financials, energy and industrials sectors were contributors to performance. Consumer discretionary had the greatest impact as the Fund’s holdings in this sector returned almost 20% compared to a -8% drop for the benchmark.

Also an important contributor to our positive relative performance was the Fund’s lower exposure to higher beta stocks. These higher risk stocks were somewhat out of favor with investors and performance for this group in the small-cap universe was weak for the 12- month period. The Fund’s quality bias leads us to own more stocks in the lower beta categories, which performed much better in 2011 and helped our relative performance. We estimate about one third of the Fund’s outperformance came from this factor during the year.

Stock selection in the materials and information technology sectors had a slight negative impact on our results for the year. Schnitzer Steel Industries, one of the Fund’s holdings in the materials sector, was a poor performer during the year. It was also a difficult environment for several of our information technology names. Rofin-Sinar Technologies, Harmonic, Inc., Hittite Microwave, and Cavium, Inc., were among the Portfolio’s top detractors from Fund performance.

The circumstances of the last several years have fit our world view and approach to equity investing rather well. First, we continue to believe our economy is in a multi-year period of recovery from excessive leverage. While the credit crisis has subsided, the core problem has not yet been resolved. Second, this recovery is likely to be gradual in nature and prone to occasional setbacks. However, third, we are likely to continue ascending, pushed in that direction through the indelicate actions of the Federal Reserve and despite the oftentimes foolish behavior of politicians around the globe.

We believe our approach of focusing on companies with a) sustainable growth prospects over longer time horizons, and b) skilled management teams that share this longer-term viewpoint and can direct the company successfully through turbulent times, should continue to provide good relative results as we move through this uncertain economic environment.

The Fund’s positive return against the Russell 2000® Index’s -4.2% return in 2011, we believe, is an example of this process being successfully employed. We also believe we have constructed a portfolio today which delivers excellent long-term growth prospects at a reasonable price in an investing environment with few attractive alternatives.

We remain believers in the long-term potential that can be generated by the innovative and nimble companies in the small-cap space. We will continue to focus on the stock specific merits of each company and value long-term sustainable earnings growth most dearly.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of January 25, 2012.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Small Cap Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in GW&K Small Cap Equity Fund on December 31, 2001, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

5

GW&K Small Cap Equity Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Small Cap Equity Fund and the Russell 2000® Index from December 31, 2001 through December 31, 2011.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
GW&K Small Cap Equity Fund[2,3,4]
Investor Class	1.47%	2.11%	3.58%	6.30%	12/10/1996
Service Class	1.60%	—	—	18.15%	7/27/2009
Institutional Class	1.90%	—	—	18.40%	7/27/2009
Russell 2000® Index[5]	(4.18)%	0.15%	5.62%	6.26%	12/10/1996	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          The performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of the predecessor Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. which was reorganized into the GW&K Multi-Cap Equity Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[4]         The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]         The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses.

The Russell 2000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

GW&K Small Cap Equity Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	GW&K Small Cap Equity Fund**	Russell 2000® Index
Financials	21.9%	22.2%
Industrials	16.0%	15.6%
Consumer Discretionary	16.3%	13.0%
Information Technology	14.4%	17.2%
Health Care	12.7%	12.6%
Materials	4.3%	4.5%
Energy	4.2%	6.7%
Consumer Staples	2.8%	3.7%
Utilities	2.5%	3.7%
Telecommunication Services	0.0%	0.8%
Exchange Traded Funds	2.6%	0.0%
Other Assets and Liabilities	2.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Cleco Corp.*	2.5%
HMS Holdings Corp.*	2.5
Middleby Corp.*	2.4
Signature Bank*	2.4
Group 1 Automotive, Inc.	2.2
CLARCOR, Inc.	2.1
Tupperware Brands Corp.*	2.0
Mid-America Apartment Communities, Inc.*	2.0
Hibbett Sports, Inc.	2.0
ProAssurance Corp.	1.9

Top Ten as a Group	22.0%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares	Value

Common Stocks - 95.1%
Consumer Discretionary - 16.3%
Grand Canyon Education, Inc.*	49,685	$792,973
Group 1 Automotive, Inc.	26,435	1,369,333
Hibbett Sports, Inc.*	27,110	1,224,830
Life Time Fitness, Inc.*	21,930	1,025,228
Monro Muffler Brake, Inc.	26,975	1,046,360
Peet’s Coffee & Tea, Inc.*	9,655	605,175
Ryland Group, Inc., The	20,515	323,316
Steiner Leisure, Ltd.*	13,715	622,524
Texas Roadhouse, Inc.	51,600	768,840
Tractor Supply Co.	16,485	1,156,423
Tupperware Brands Corp.	22,975	1,285,911
Total Consumer Discretionary		10,220,913
Consumer Staples - 2.8%
Ruddick Corp.	27,105	1,155,757
WD-40 Co.	15,340	619,889
Total Consumer Staples		1,775,646
Energy - 4.2%
Dril-Quip, Inc.*	13,850	911,607
Gulfport Energy Corp.*	38,650	1,138,243
Tesco Corp.*	44,970	568,421
Total Energy		2,618,271
Financials - 21.9%
American Campus Communities, Inc.	28,845	1,210,336
Cardtronics, Inc.*	32,700	884,862
Cohen & Steers, Inc.	35,405	1,023,204
Glacier Bancorp, Inc.	34,485	414,855
Iberiabank Corp.	19,725	972,442
MarketAxess Holdings, Inc.	36,865	1,110,005
Mid-America Apartment Communities, Inc.	20,125	1,258,819
National Health Investors, Inc.	18,815	827,484
Portfolio Recovery Associates, Inc.*	12,095	816,654
ProAssurance Corp.	15,285	1,220,049
Signature Bank*	24,675	1,480,253
Stifel Financial Corp.*	33,785	1,082,809
SVB Financial Group*	17,605	839,582
Umpqua Holdings Corp.	47,070	583,197
Total Financials		13,724,551
Health Care - 12.7%
Air Methods Corp.*	8,850	747,382
Hanger Orthopedic Group, Inc.*	43,620	815,258
HMS Holdings Corp.*	49,065	1,569,099
ICU Medical, Inc.*	23,720	1,067,400

	Shares	Value

IPC The Hospitalist Co., Inc.*	14,095	$644,423
Landauer, Inc.	9,845	507,017
Meridian Bioscience, Inc.	14,050	264,702
PSS World Medical, Inc.*	39,325	951,272
United Therapeutics Corp.*	14,035	663,154
West Pharmaceutical Services, Inc.	20,140	764,313
Total Health Care		7,994,020
Industrials - 16.0%
CLARCOR, Inc.	26,685	1,333,983
CoStar Group, Inc.*	9,415	628,263
Healthcare Services Group, Inc.	45,560	805,956
Heartland Express, Inc.	66,370	948,427
II-VI, Inc.*	37,230	683,543
Middleby Corp.*	15,975	1,502,289
Nordson Corp.	19,515	803,628
RBC Bearings, Inc.*	24,395	1,017,272
Ritchie Bros Auctioneers, Inc.	17,850	394,128
Toro Co., The	15,050	912,933
Universal Forest Products, Inc.	19,165	591,624
US Ecology, Inc.	24,060	451,847
Total Industrials		10,073,893
Information Technology - 14.4%
Blackbaud, Inc.	34,535	956,619
Cavium, Inc.*	22,885	650,621
Cognex Corp.	28,520	1,020,731
Cohu, Inc.	41,215	467,790
FEI Co.*	24,980	1,018,684
Harmonic, Inc.*	89,930	453,247
Hittite Microwave Corp.*	20,800	1,027,104
Power Integrations, Inc.	20,635	684,257
PROS Holdings, Inc.*	24,945	371,182
Rofin-Sinar Technologies, Inc.*	32,595	744,796
SciQuest, Inc.*	20,765	296,317
Solera Holdings, Inc.	15,600	694,824
Sourcefire, Inc.*	19,985	647,114
Total Information Technology		9,033,286
Materials - 4.3%
Compass Minerals International, Inc.	9,060	623,781
Schnitzer Steel Industries, Inc.	21,500	909,020
Silgan Holdings, Inc.	29,545	1,141,619
Total Materials		2,674,420

The accompanying notes are an integral part of these financial statements. 8

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value

Utilities - 2.5%
Cleco Corp.	41,670	$1,587,627
Total Common Stocks (cost $52,857,907)		59,702,627
Exchange Traded Funds - 2.6%
Clearbridge Energy MLP Fund, Inc.	16,510	370,484
Kayne Anderson MLP Investment Co.	22,165	673,151
Tortoise Energy Infrastructure Corp.	15,410	616,246
Total Exchange Traded Funds (cost $1,389,975)		1,659,881

	Shares	Value

Other Investment Companies - 2.3%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05% (cost $1,438,058)	1,438,058	$1,438,058
Total Investments - 100.0% (cost $55,685,940)		62,800,566
Other Assets, less Liabilities - (0.0)%#		(19,070)
Net Assets - 100.0%		$62,781,496

The accompanying notes are an integral part of these financial statements. 9

GW&K Municipal Enhanced Yield Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the fiscal year ended December 31, 2011, the GW&K Municipal Enhanced Yield Fund (Institutional Class) (the “Fund”) returned 13.94%, outperforming the Barclays Capital Municipal Bond BAA Index (the “Index”), which returned 11.84%.

All year long, the municipal market showed remarkable resilience, proving the naysayers wrong at every turn. Many casual observers of our market predicted chaos for state budgets when federal stimulus aid expired in June. Others warned that unfunded pension liabilities would translate into missed debt service payments. Still others declared that municipal bankruptcies would become an epidemic. One high-profile analyst, testing the limits of hyperbole, even called for 50-100 sizable defaults worth hundreds of billions of dollars. None of this came to pass. Instead, states cut spending, raised revenues, reduced services, renegotiated public benefit contracts and trimmed their labor forces. The number of defaults was actually down from the last two years, totaling just $2.8B (or $6B, if you include $3.2B of defaulted tax-exempt debt guaranteed by AMR Corp in your definition of “municipal” bonds). Retail investors, who had bailed out of tax-exempt mutual funds in record numbers to begin the year, gradually realized that a systemic “day of reckoning” wasn’t coming, and by early spring the market gained a momentum it would sustain through year end.

As such, the municipal market re-established itself as a reliable safe haven, keeping pace with the broader flight to quality in U.S. Treasuries while, at the same time, exhibiting much less volatility. Still, there were blips along the way, from the January sell-off caused by Meredith Whitney’s default prediction to the October backup when a supply spike caused tax-exempt yields to bounce off historic lows. At the time, many counseled shortening maturities or moving to cash, warning that the blips would turn into routs. Instead, each created important buying opportunities, providing temporary windows to lock in higher interest rates. Those who followed the skeptics’ advice missed out again, as has happened so often over the past few years when the “inevitable” backup in rates failed to materialize.

The Fund continued with its strategy to invest in single-A and BBB rated bonds on the long end of the market as the yield curve remains steep and credit spreads wide. The Fund also capitalized on the new issue market by identifying new issues that were priced to sell and that subsequently traded up in the secondary market.

The Fund generated a very attractive absolute return of 13.94% during 2011 and outperformed its primary benchmark by over 2.0%. The Fund’s long duration versus the benchmark positively affected performance as 30-year municipal rates declined by over 100 basis points (1.0%) in 2011. The best performers were discount structures with strong call protection that benefited the most from the declining rate environment. While spreads in general were fairly neutral this year, the added carry of the single-A and BBB rated bonds aided performance overall. Our worst performers this year were shorter duration names that benefited the least from the declining rate environment.

We head into 2012 with tax-exempt rates at historic lows across most of the yield curve. Once again, we hear prognosticators claiming that interest rates have nowhere to go but up. Of course, that’s not true. It’s possible, but it’s hardly a given. The Fed has committed to keeping short-term rates anchored at zero into 2014 and another round of quantitative easing seems likely. A slowdown in Asia or further issues in Europe could also cause interest rates to fall further. Rates are at historic lows, but there are scenarios, some of which are highlighted above, that could cause rates to fall further.

The current picture in the municipal market offers plenty of reasons to be optimistic heading into the new year. First, the states are in better shape, having successfully navigated the worst of the recession. Downgrades or defaults should continue to be isolated, with most of the pressure falling on small local credits, an area of the market we have historically avoided. Second, even with this year’s significant front-end flattening, the tax-exempt curve remains historically steep, providing attractive carry in longer intermediate maturities and the potential for additional returns from bond roll. Third, credit spreads have stayed wide. A-rated paper still offers 100 basis points (1.00%) of additional yield over AAA-rated bonds, a significant premium in an era of low absolute rates. Since getting comfortable with these credits requires a dedicated research staff, many retail and crossover buyers simply shun these names, creating value. Finally, the municipal to treasury yield ratio hovers near 100% in the 10-year range and is even cheaper as you move further out the curve. Elevated ratios not only provide a cushion against a falling treasury market, but they also attract demand from crossover investors who get no benefit from the tax exemption, providing supplemental support when municipals cheapen.

None of which is to say that 2012 will replicate the returns we saw in 2011, the highest in the intermediate space since 1995. Nevertheless, municipals should continue to play an important role in any portfolio as a safe haven from global turbulence, a relatively stable asset class in what could be a volatile election year and a cheaper alternative to similarly rated fixed income securities, notably U.S. Treasuries. Of course, as active managers, our focus is on reacting to actual events and not predicting an unknowable future. We remain alert to changes in the market and will respond appropriately.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of January 25, 2012.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in GW&K Municipal Enhanced Yield Fund on December 30, 2005, to a $10,000 investment made in the Barclays Capital U.S. Municipal Bond BAA Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

10

GW&K Municipal Enhanced Yield Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Municipal Enhanced Yield Fund and the Barclay’s Capital U.S. Municipal Bond BAA Index from December 30, 2005 through December 31, 2011.

	Average Annual Total Returns[1]
	One Year	Five Years	Since Inception	Inception Date
GW&K Municipal Enhanced Yield Fund[2,3,4,5]
Investor Class	13.48%	—	11.05%	7/27/2009
Service Class	13.65%	—	11.29%	7/27/2009
Institutional Class	13.94%	3.17%	3.86%	12/30/2005
Barclays Capital U.S. Municipal Bond BAA Index[6]	11.84%	2.29%	3.15%	12/30/2005	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1]    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2]    The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[3]    Issuers of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[4]    Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[5]    From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[6]    The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB- or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

11

GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Rating	GW&K Municipal Enhanced Yield Fund**	Barclays Capital U.S. Municipal Bond BAA Index
U.S. Treasury & Agency	0.0%	0.0%
Aaa	2.3%	0.0%
Aa	5.8%	0.0%
A	45.5%	0.0%
Baa	39.3%	100.0%
Ba & lower	4.3%	0.0%
Not Rated	2.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
New Jersey Transportation Trust Fund Authority Revenue, Transportation System, Series 2011 B, 5.000%, 06/15/42	3.5%
California State General Obligation, 5.000%, 10/01/41	3.5
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31 (FGIC Insured)	2.7
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2010 A, 5.500%, 06/15/50*	2.1
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41*	2.1
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38*	2.1
City of Chicago, General Obligation, Series 2011 A, 5.000%, 01/01/40	2.1
New York Liberty Development Corp. Liberty Revenue, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	2.1
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	2.1
DeKalb County Hospital Authority Revenue, DeKalb Medical Center, Inc. Project, 6.125%, 09/01/40	2.0

Top Ten as a Group	24.3%

*	Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

GW&K Municipal Enhanced Yield Fund

Fund Snapshots (unaudited) (continued)

State Breakdown

State	% of Net Assets
California	10.9%
Puerto Rico	9.4%
Massachusetts	7.9%
Texas	7.4%
New York	7.3%
Illinois	6.9%
New Jersey	5.9%
Ohio	3.9%
District of Columbia	3.9%
Michigan	3.6%
Pennsylvania	3.5%
Georgia	3.5%
Tennessee	2.7%
Florida	2.4%
Kentucky	2.2%
West Virginia	2.1%
Arizona	2.1%
Colorado	1.9%
Minnesota	1.8%
Hawaii	1.5%
Louisiana	1.3%
Indiana	1.0%
Mississippi	0.5%
Iowa	0.4%
Guam	0.3%
New Mexico	0.3%
North Carolina	0.2%
Connecticut	0.1%
Alabama	0.1%
Virginia	0.1%
Other Assets and Liabilities	4.9%

100.0%

13

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2011

	Principal Amount	Value

Municipal Bonds - 95.1%
Alabama - 0.1%
Courtland Industrial Development Board Solid Waste Disposal Revenue, Champion International Corp. Project, Series 1999, 6.000%, 08/01/29	$160,000	$160,045
Arizona - 2.1%
Pima County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2008 B, 5.750%, 09/01/29	250,000	259,300
Pima County Industrial Development Authority Revenue, Tucson Electric Power Co. Project, Series 2010 A, 5.250%, 10/01/40	2,830,000	2,847,489
Total Arizona		3,106,789
California - 10.9%
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.250%, 02/01/37	445,000	411,741
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	2,380,000	2,261,190
California State General Obligation, 5.000%, 10/01/41	5,000,000	5,143,350
California State General Obligation, 6.500%, 04/01/33	365,000	437,821
California State Public Works Board Revenue, California State Prison Project, Series 2011 C, 5.750%, 10/01/31	500,000	537,775
California State Public Works Board Revenue, Riverside Campus Project, Series 2009 B, 6.125%, 04/01/28	110,000	125,896
California State Public Works Board Revenue, Various Capital Projects, Series 2009 G-1, 5.750%, 10/01/30	250,000	271,403
California Statewide Communities Development Authority School Facility Revenue, Aspire Public Schools, Series 2010, 6.000%, 07/01/40	500,000	493,280
California Statewide Communities Development Authority Student Housing Revenue, University of California Irvine Campus Apartments Project, Series 2011, 5.375%, 05/15/38	2,500,000	2,528,225
Sacramento County Public Facilities Financing Corporation COP, 5.750%, 02/01/30	1,050,000	1,116,790
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project, Series 2010 A, 5.250%, 03/01/40	2,100,000	2,130,471
San Francisco City & County Redevelopment Financing Authority Revenue, Series 2009 C, 6.500%, 08/01/39	450,000	476,685
Total California		15,934,627
Colorado - 1.9%
Public Authority for Colorado Energy Natural Gas Purchase Revenue, Series 2008, 6.500%, 11/15/38	2,055,000	2,252,403
Regional Transportation District Private Activity Revenue, Denver Transit Partners Eagle P3 Project, Series 2010, 6.000%, 01/15/41	500,000	514,085
Total Colorado		2,766,488
Connecticut - 0.1%
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Technologies, Series 1993 A, 5.500%, 01/01/20	180,000	180,533
District of Columbia - 3.9%
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/31 (FGIC Insured)[2]	3,900,000	3,880,890
District of Columbia Ballpark Revenue, Series 2006 B-1, 5.000%, 02/01/35 (FGIC Insured)[2]	1,860,000	1,824,976
Total District of Columbia		5,705,866
Florida - 2.4%
Miami-Dade County Aviation Revenue, Series 2010 A, 5.375%, 10/01/35	1,625,000	1,707,501
Seminole Indian Tribe of Florida, Inc., Series 2010 A, 5.125%, 10/01/17 (a)	1,500,000	1,520,325
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.250%, 10/01/27 (a)	50,000	46,596
Seminole Tribe Special Obligation Revenue, Series 2007 A, 5.500%, 10/01/24 (a)	150,000	147,695
Total Florida		3,422,117

The accompanying notes are an integral part of these financial statements.

14

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Georgia - 3.5%
DeKalb County Hospital Authority Revenue, DeKalb Medical Center, Inc. Project, 6.125%, 09/01/40	$2,830,000	$2,895,486
Gainesville & Hall County Hospital Authority Revenue, Northeast Georgia Health System, Inc. Project, Series 2010 A, 5.375%, 02/15/40	2,090,000	2,122,123
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.800%, 12/01/20	10,000	10,008
Total Georgia		5,027,617
Guam - 0.3%
Guam Power Authority Revenue, Series 2010 A, 5.500%, 10/01/40	500,000	494,965
Hawaii - 1.5%
Hawaii Pacific Health Special Purpose Revenue, Series 2004 A, 5.600%, 07/01/33	500,000	502,540
Hawaii Pacific Health Special Purpose Revenue, Series 2010 B, 5.750%, 07/01/40	1,700,000	1,747,056
Total Hawaii		2,249,596
Illinois - 6.9%
Board of Education of the City of Chicago, Unlimited Tax General Obligation, Series 2011 A, 5.000%, 12/01/41	2,000,000	2,062,980
City of Chicago, General Obligation, Series 2011 A, 5.000%, 01/01/40	3,000,000	3,063,150
Illinois Finance Authority Revenue, Chicago Charter School Project, 5.000%, 12/01/36	215,000	190,155
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series 2010 A, 5.500%, 06/15/50	3,000,000	3,127,380
Railsplitter Tobacco Settlement Authority Revenue, 6.000%, 06/01/28	1,500,000	1,616,040
Total Illinois		10,059,705
Indiana - 1.0%
Indiana State Finance Authority Environmental Improvement Revenue, US Steel Corp. Project, 6.000%, 12/01/26	1,420,000	1,417,132
Iowa - 0.4%
Iowa Higher Education Loan Authority Private College Facility Revenue, Upper Iowa University Project, 6.000%, 09/01/39	550,000	558,475
Kentucky - 2.2%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical Health System, Inc., Series 2010 A, 6.375%, 06/01/40	1,580,000	1,667,595
Owen County Waterworks System Revenue, American Water Co. Project, Series 2009 A, 6.250%, 06/01/39	1,480,000	1,561,400
Total Kentucky		3,228,995
Louisiana - 1.3%
Louisiana Local Government Environmental Facilities and Community Development Authority Hospital Revenue, Series 2010 A, 5.875%, 10/01/40	475,000	484,870
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series 2007 A, 5.125%, 06/01/37	1,470,000	1,470,265
Total Louisiana		1,955,135
Massachusetts - 7.9%
Massachusetts Development Finance Agency Revenue, Tufts Medical Center Issue, Series 2011 I, 6.750%, 01/01/36	1,550,000	1,662,096
Massachusetts Development Finance Agency Revenue, UMass Memorial Issue, Series 2011 H, 5.500%, 07/01/31	500,000	511,120
Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup Issue, Series 2008 E-1, 5.125%, 07/01/33	2,400,000	2,437,680
Massachusetts State Health and Educational Facilities Authority Revenue, Caregroup Issue, Series 2008 E-1, 5.125%, 07/01/38	1,600,000	1,612,720
Massachusetts State Health and Educational Facilities Authority Revenue, Milford Regional Medical, Series 2007 E, 5.000%, 07/15/32	300,000	270,414

The accompanying notes are an integral part of these financial statements. 15

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Massachusetts - 7.9% (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, Suffolk University, Series 2009 A, 5.750%, 07/01/39	$2,620,000	$2,711,700
Massachusetts State Health and Educational Facilities Authority Revenue, UMass Memorial, Series 2005 D, 5.000%, 07/01/33	1,435,000	1,387,301
Massachusetts State Health and Educational Facilities Authority Revenue, Winchester Hospital Issue, Series 2010 H, 5.250%, 07/01/38	960,000	954,557
Total Massachusetts		11,547,588
Michigan - 3.6%
Michigan Finance Authority Hospital Revenue Trinity Health Credit Group, Series 2011 MI, 5.000%, 12/01/39	2,500,000	2,548,825
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, Series 2009, 5.750%, 11/15/39	2,605,000	2,696,305
Total Michigan		5,245,130
Minnesota - 1.8%
Tobacco Securitization Authority, Minnesota Tobacco Settlement Revenue, Series 2011 B, 5.250%, 03/01/31	2,500,000	2,563,150
Mississippi - 0.5%
Warren County, Mississippi, Gulf Opportunity Zone Revenue, International Paper Company Project, Series 2011 A, 5.375%, 12/01/35	650,000	658,684
New Jersey - 5.9%
New Jersey Health Care Facilities Financing Authority Revenue and Refunding, Barnabas Health Issue, Series 2011 A, 5.625%, 07/01/32	2,715,000	2,755,834
New Jersey State Educational Facilities Authority Revenue, University Medical & Dentistry, Series 2009 B, 7.500%, 12/01/32	570,000	670,759
New Jersey Transportation Trust Fund Authority Revenue, Transportation System, Series 2011 B, 5.000%, 06/15/42	5,000,000	5,182,700
Total New Jersey		8,609,293
New Mexico - 0.3%
Farmington Pollution Control Revenue, Public Service Company of New Mexico San Juan Project, Series 2010 C, 5.900%, 06/01/40	450,000	461,349
New York - 7.3%
Chautauqua County Industrial Development Agency Exempt Facility Revenue, NRG Dunkirk Power Project, Series 2009, 5.875%, 04/01/42	760,000	763,108
Hudson Yards Infrastructure Corp., Senior Revenue, Series 2012 A, 5.750%, 02/15/47	2,000,000	2,163,320
Metropolitan Transportation Authority, Transportation Revenue, Series 2011 D, 5.000%, 11/15/36	2,500,000	2,608,650
New York Liberty Development Corp. Liberty Revenue, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	3,000,000	3,055,980
New York State Dormitory Authority Revenue, North Shore-Long Island Jewish Obligated Group, Series 2011 A, 5.000%, 05/01/41	1,000,000	1,011,820
Port Authority of New York and New Jersey Special Project, JFK International Air Terminal LLC Project, Series 2010, 6.000%, 12/01/42	1,000,000	1,056,390
Total New York		10,659,268
North Carolina - 0.2%
Columbus County Industrial Facilities & Pollution Control Financing Authority, International Paper Company Projects, Series 2009 A, 6.250%, 11/01/33	200,000	213,868
Columbus County Industrial Facilities & Pollution Control Financing Authority, Recovery Zone Facility Bonds, Series 2010 A, 5.700%, 05/01/34	125,000	129,169
Total North Carolina		343,037
Ohio - 3.9%
Butler County Hospital Facilities Revenue, UC Health, Series 2010, 5.500%, 11/01/40	3,010,000	3,018,097

The accompanying notes are an integral part of these financial statements. 16

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Ohio - 3.9% (continued)
Ohio State Water Development Authority, Environment Improvement Revenue, US Steel Corp. Project, Series 2011, 6.600%, 05/01/29	$2,620,000	$2,703,709
Total Ohio		5,721,806
Pennsylvania - 3.5%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series 2009 A, 5.750%, 07/01/39	1,240,000	1,250,490
Pennsylvania Economic Development Financing Authority, Allegheny Energy Supply Co., 7.000%, 07/15/39	400,000	445,424
Pennsylvania Higher Educational Facilities Authority Revenue, East Stroudsburg University Student Housing Project, Series 2006 A, 5.000%, 07/01/42	800,000	732,368
Philadelphia Gas Works Revenue, Ninth Series, 5.250%, 08/01/40	1,250,000	1,261,112
Philadelphia General Obligation, Series 2011, 6.000%, 08/01/36	1,000,000	1,124,590
Philadelphia Municipal Authority Revenue, 6.500%, 04/01/39	325,000	342,573
Total Pennsylvania		5,156,557
Puerto Rico - 9.4%
Puerto Rico Facilities Financing Authority Revenue, Hospital Auxilio Mutuo Obligated Group Project, Series 2011 A, 6.000%, 07/01/33	2,370,000	2,564,056
Puerto Rico Highways and Transportation Authority Revenue, Series 2007 M, 5.000%, 07/01/37	540,000	536,150
Puerto Rico Highways and Transportation Authority Revenue, Series 2010 AA, 5.300%, 07/01/35	1,685,000	1,713,780
Puerto Rico Public Buildings Authority Government Facilities Revenue, Series 2009 Q, 5.625%, 07/01/39 (CIFG Insured)[2]	585,000	599,526
Puerto Rico Public Finance Corp., Commonwealth Appropriation Revenue Refunding, Series 2011 B, 5.500%, 08/01/31	1,000,000	1,024,630
Puerto Rico Public Improvement General Obligation, Series 2011 A, 5.750%, 07/01/41	2,100,000	2,219,469
Puerto Rico Public Improvement General Obligation, Series 2011 A, 6.500%, 07/01/40	1,005,000	1,119,399
Puerto Rico Sales Tax Financing Corp. Revenue, Series 2010 C, 5.250%, 08/01/41	2,010,000	2,075,727
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series 2009 A, 6.000%, 08/01/42	1,650,000	1,808,383
Total Puerto Rico		13,661,120
Tennessee - 2.7%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2009 A, 5.500%, 07/01/31	135,000	135,637
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series 2009 A, 7.750%, 07/01/38	225,000	256,988
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 A, 5.250%, 09/01/18	335,000	341,569
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 A, 5.250%, 09/01/26	1,560,000	1,547,302
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/21	390,000	387,461
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/22	555,000	548,928
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series 2006 C, 5.000%, 02/01/23	765,000	753,479
Total Tennessee		3,971,364
Texas - 7.4%
Central Texas Regional Mobility Authority Senior Lien Revenue, Series 2011, 6.000%, 01/01/41	3,065,000	3,124,645
Gulf Coast Waste Disposal Authority, International Paper Company Project, Series 2002 A, 6.100%, 08/01/24	305,000	312,533
Gulf Coast Waste Disposal Authority, Waste Management Brazoria County Project, Series 2003 A, 5.200%, 05/01/28	340,000	343,988
Houston Higher Education Finance Corp. Revenue, Series 2011 A, 6.875%, 05/15/41	500,000	540,985
Love Field Airport Modernization Corp. Revenue, Southwest Airlines Co. -Love Field Modernization Program Project, Series 2010, 5.250%, 11/01/40	1,025,000	1,017,395

The accompanying notes are an integral part of these financial statements. 17

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 7.4% (continued)
Matagorda County Navigation District No. 1 Pollution Control Revenue, Central Power and Light Company Project, Series 2001 A, 6.300%, 11/01/29	$300,000	$335,052
North Texas Tollway Authority Capital Appreciation Revenue, Special Projects System, Series 2011 B, 6.136%, 09/01/37[3]	2,000,000	423,960
North Texas Tollway Authority Highway First Tier Revenue, Series 2011 B, 5.000%, 01/01/38	2,500,000	2,543,450
North Texas Tollway Authority System Revenue, Series 2009 A, 6.250%, 01/01/39	200,000	218,782
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Series 2006 A, 5.250%, 12/15/23	185,000	186,795
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Senior Lien Series 2008 A, 6.250%, 12/15/26	95,000	103,512
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group Managed Lanes Project, Series 2010, 7.000%, 06/30/40	1,000,000	1,086,500
Texas State Public Finance Authority Charter School Finance Corp. Education Revenue, Series 2010 A, 6.200%, 02/15/40	500,000	515,365
Total Texas		10,752,962
Virginia - 0.1%
Industrial Development Authority of Washington County, Virginia, Hospital Revenue, Mountain States Health Alliance, Series 2009 C, 7.750%, 07/01/38	100,000	114,217
West Virginia - 2.1%
West Virginia Economic Development Revenue, Appalachian Power Co. Amos Project, Series 2010 A, 5.375%, 12/01/38 (12/01/20)[4]	3,050,000	3,124,634
Total Municipal Bonds (cost $133,007,969)		138,858,244

	Shares
Other Investment Companies - 5.4%[1]
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.01% (cost $7,957,729)	7,957,729	7,957,729
Total Investments - 100.5% (cost $140,965,698)		146,815,973
Other Assets, less Liabilities - (0.5)%		(731,839)
Net Assets - 100.0%		$146,084,134

The accompanying notes are an integral part of these financial statements. 18

GW&K Municipal Bond Fund

Investment Manager’s Comments

THE YEAR IN REVIEW

For the 12-month period ended December 31, 2011, the GW&K Municipal Bond Fund (Institutional Class) (the “Fund”) returned 12.81%, outperforming the Barclays Capital Municipal Bond 10-Year Index (the “Index”), which returned 12.32%.

All year long, the municipal market showed remarkable resilience, proving the naysayers wrong at every turn. Many casual observers of our market predicted chaos for state budgets when federal stimulus aid expired in June. Others warned that unfunded pension liabilities would translate into missed debt service payments. Still others declared that municipal bankruptcies would become an epidemic. One high-profile analyst, testing the limits of hyperbole, even called for 50-100 sizable defaults worth hundreds of billions of dollars. None of this came to pass. Instead, states cut spending, raised revenues, reduced services, renegotiated public benefit contracts and trimmed their labor forces. The number of defaults was actually down from the last two years, totaling just $2.8B (or $6B, if you include $3.2B of defaulted tax-exempt debt guaranteed by AMR Corp in your definition of “municipal” bonds). Retail investors, who had bailed out of tax-exempt mutual funds in record numbers to begin the year, gradually realized that a systemic “day of reckoning” wasn’t coming, and by early spring the market gained a momentum it would sustain through year end.

As such, the municipal market re-established itself as a potential safe haven, keeping pace with the broader flight to quality in U.S. Treasuries while, at the same time, exhibiting much less volatility. Still, there were blips along the way, from the January sell-off caused by Meredith Whitney’s default prediction, to the October backup when a supply spike caused tax-exempt yields to bounce off historic lows. At the time, many counseled shortening maturities or moving to cash, warning that the blips would turn into routs. Instead, each created important buying opportunities, providing temporary windows to lock in higher interest rates. Those who followed the skeptics’ advice missed out again, as has happened so often over the past few years when the “inevitable” backup in rates failed to materialize.

Throughout 2011, our Strategy remained focused on maximizing the returns available from the historically steep yield curve. This entails first and foremost a conviction to invest in maturities out in the

10-year area of the curve. In fact, for most of the first half of 2011, we sold the five-year bonds in our composite because we felt they had exhausted their return potential going forward. We used the proceeds to purchase bonds in the 8-12 year part of the curve, where we were able to pick up as much as 150 basis points (1.50%) in yield plus another 50 basis points (0.50%) in expected return from bond roll, the natural appreciation of a bond’s price as it shortens from one year to the next. This move turned out to be a positive for performance as rates subsequently declined.

In August, rates plummeted to historic lows on the backs of technicals that were extremely supportive of a strong bid – namely, heavy reinvestment activity and a dearth of issuance typical of the summer months. We brought our cash position up over 6% selling our highest quality names, which were getting big numbers from retail and cross-over investors who lack the resources to do credit work.

As supply came back to the market in the fall, we put the cash back to work under much better buying conditions. The spike in issuance drove rates higher and created an atmosphere where many underwriters were forced to cheapen deals significantly to compete for the market’s attention. We were well positioned (cash to spend) to take advantage of the many single-A and double-A rated deals that were priced to sell, their spreads ranging from 50 to 150 basis points (0.50% to 1.50%) above the benchmark curve. By the end of November, we reduced our cash holdings to 2%, modestly extended our duration, picked up approximately 100 basis points (1.00%) of carry over the bonds we had sold and were fully invested in time for the December rally. The cash raised in the summer and subsequent redeployment in the fall was a positive for overall performance.

The Fund generated a strong absolute return and outperformed the Barclays Capital Municipal Bond 10-Year Index during 2011. Our longer maturities (10-15 years) proved to be the best performers this year as the yield curve flattened rates declined significantly in that area of the curve. Other positive contributors for the year included underweighted positions in lower quality sectors including tobacco, gas, and BBB’s, our tactical shift into cash in Q3 and subsequent redeployment in Q4, and overall trade execution. An underweight to zero coupon bonds was a negative for the year as its longer duration and spread tightening aided this sector. Our performance was also held back slightly by an overweight to bonds shorter than the index that performed relatively poorly. We head into 2012 with tax-exempt rates at historic lows across most of the yield curve. Once again, we hear prognosticators claiming that interest rates have nowhere to go but up. Of course, that’s not true. It’s possible, but it’s hardly a given. The Fed has committed to keeping short-term rates anchored at zero into 2014 and another round of quantitative easing seems likely. A slowdown in Asia or further issues in Europe could also cause interest rates to fall further. Rates are at historic lows, but there are scenarios, some of which are highlighted above, that could cause rates to fall further.

The current picture in the municipal market offers plenty of reasons to be optimistic heading into the new year. First, the states are in better shape, having successfully navigated the worst of the recession. Downgrades or defaults should continue to be isolated, with most of the pressure falling on small local credits, an area of the market we have historically avoided. Second, even with this year’s significant front-end flattening, the tax-exempt curve remains historically steep, providing attractive carry in longer intermediate maturities and the potential for additional returns from bond roll. Third, credit spreads have stayed wide. A-rated paper still offers 100 basis points (1.00%) of additional yield over AAA-rated bonds, a significant premium in an era of low absolute rates. Since getting comfortable with these credits requires a dedicated research staff, many retail and crossover buyers simply shun these names, creating value. Finally, the municipal to treasury yield ratio hovers near 100% in the 10-year range and is even cheaper as you move further out the curve. Elevated ratios not only provide a cushion against a falling treasury market, but they also attract demand from crossover investors who get no benefit from the tax exemption, providing supplemental support when municipals cheapen.

19

GW&K Municipal Bond Fund

Investment Manager’s Comments (continued)

None of which is to say that 2012 will replicate the returns we saw in 2011, which was the best calendar year return for intermediate-term municipal bonds since 1995. Nevertheless, municipals should continue to play an important role in any portfolio as a safe haven from global turbulence, a relatively stable asset class in what could be a volatile election year and a cheaper alternative to similarly rated fixed income securities, notably U.S. Treasuries. Of course, as active managers, our focus is on reacting to actual events and not predicting an unknowable future. We remain alert to changes in the market and will respond appropriately.

This commentary reflects the viewpoints of Gannett Welsh & Kotler, LLC as of January 25, 2012.

CUMULATIVE TOTAL RETURN PERFORMANCE

GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This chart compares a hypothetical $10,000 investment made in GW&K Municipal Bond Fund on June 30, 2009, to a $10,000 investment made in the Barclays Capital 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

20

GW&K Municipal Bond Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the GW&K Municipal Bond Fund and the Barclays Capital 10-Year Municipal Bond Index from June 30, 2009 through December 31, 2011.

	Average Annual Total Returns[1]
	One Year	Since Inception	Inception Date
GW&K Municipal Bond Fund[2,3,4]
Investor Class	12.16%	8.30%	6/30/2009
Service Class	12.52%	8.55%	6/30/2009
Institutional Class	12.81%	8.92%	6/30/2009
Barclays Capital 10-Year Municipal Bond Index[5]	12.32%	8.63%	6/30/2009	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars ($).

[2] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. Issuers of bonds may not be able to meet interest of principal payments when the bonds come due.

Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[3] Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

[4] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[5] The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody’s. The Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

21

GW&K Municipal Bond Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Rating	GW&K Municipal Bond Fund**	Barclays Capital 10-Year Municipal Bond Index
Aaa	10.9%	14.9%
Aa	60.2%	57.0%
A	28.9%	21.6%
Baa	0.0%	6.5%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Oklahoma Turnpike Authority, Refunding Second Senior Revenue, Series 2011 A, 5.000%, 01/01/18	2.9%
New Jersey Transportation Trust Fund Authority, Series 2011 B, 5.250%, 06/15/23	2.8
California State Tax Exempt General Obligation, 5.250, 09/01/23	2.8
Memphis Electric System Subordinate Revenue, 5.000%, 12/01/17*	2.5
Lower Colorado River Authority, Transmission Contract Refunding Revenue, Series 2011 A, 5.000%, 05/15/17	2.3
New York State Dormitory Authority Revenue, State University Dormitory Facilities Issue, Series 2011 A, 5.000%, 07/01/21*	2.0
Grant County Public Utility District No. 2, Electric System Revenue, Series 2011 I, 5.000%, 01/01/20	1.9
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2012 A, 5.000, 07/01/21*	1.9
Miami University, General Receipts Revenue, Series 2011, 5.000%, 09/01/22	1.9
Tri-County Metro Transportation District of Capital Grant Receipt Revenue, Series 2011 A, 5.000%, 10/01/19*	1.9

Top Ten as a Group	22.9%

* Top Ten Holding at June 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

22

GW&K Municipal Bond Fund

Fund Snapshots (unaudited) (continued)

State Breakdown

State	% of Net Assets
New York	12.2%
California	10.3%
Washington	8.5%
Texas	8.2%
Florida	6.6%
Illinois	5.3%
Michigan	4.7%
New Jersey	4.6%
Pennsylvania	4.4%
Ohio	4.2%
Arizona	4.0%
Oklahoma	2.9%
Tennessee	2.5%
Oregon	1.9%
Kansas	1.6%
Massachusetts	1.5%
Iowa	1.4%
Maine	0.9%
Kentucky	0.8%
Vermont	0.8%
Puerto Rico	0.6%
North Carolina	0.5%
Colorado	0.4%
Other Assets and Liabilities	11.2%

100.0%

23

GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2011

	Principal Amount	Value

Municipal Bonds - 88.8%
Arizona - 4.0%
Arizona Transportation Board, Subordinated Highway Revenue, Series 2011 A, 5.000%, 07/01/22	$500,000	$611,630
Maricopa County Industrial Development Authority Health Facility Revenue, Catholic Healthcare West, Series 2007 A, 5.000%, 07/01/17	125,000	139,237
Phoenix Civic Improvement Corp. Junior Lien Water System Revenue, Series 2009 A, 5.000%, 07/01/23	565,000	658,824
Phoenix Civic Improvement Corp. Senior Lien Wastewater System Revenue, Series 2008, 5.500%, 07/01/20	590,000	723,535
Pima County Sewer Revenue, 5.000%, 07/01/22 (AGM Insured)[2]	340,000	402,937
Total Arizona		2,536,163
California - 10.3%
California State Department of Water Resources Revenue, Central Valley Project, Series AD, 5.000%, 12/01/20 (AGM Insured)[2]	25,000	28,027
California State Economic Recovery, Series 2009 A, 5.000%, 07/01/20	500,000	603,845
California State General Obligation, 5.500%, 04/01/18	245,000	297,133
California State Public Works Board Lease Revenue, California Community Colleges, Series 2007 B, 5.000%, 03/01/21 (FGIC Insured)[2]	200,000	216,976
California State Public Works Board Lease Revenue, California State Prison Project, Series 2011 C, 5.250%, 10/01/22	1,000,000	1,137,120
California State Public Works Board Lease Revenue, Department of General Services, Series 2009 A, 5.000%, 04/01/20	250,000	279,375
California State Public Works Board Lease Revenue, Various University of California Projects, Series 2007 A, 5.000%, 06/01/19 (FGIC Insured)[2]	315,000	380,463
California State Public Works Board Lease Revenue, Various University of California Projects, Series 2009 E, 5.000%, 04/01/27	400,000	445,628
California State Tax Exempt General Obligation, 5.250%, 09/01/23	1,500,000	1,765,905
Los Angeles Unified School District General Obligation, Series 2005 A1, 5.500%, 07/01/18 (FGIC Insured)[2]	415,000	504,669
San Francisco City & County Airport Commission Revenue, San Francisco International Airport, Series 2010 D, 5.000%, 05/01/19 (AGM Insured)[2]	525,000	626,246
Southern California Public Power Authority, Southern Transmission Project, Series 2008 B, 6.000%, 07/01/27	205,000	240,621
Total California		6,526,008
Colorado - 0.4%
Colorado Health Facilities Authority Revenue, Sisters of Charity of Leavenworth Health System, Series 2010 B, 5.000%, 01/01/23	210,000	232,867
Florida - 6.6%
Florida State Board of Education Capital Outlay, Series 2008 C, 5.000%, 06/01/22[5]	525,000	623,758
Highlands County Health Facilities Authority, Adventist Health System, Series 2005 A-D, 5.000%, 11/15/18[6]	100,000	110,503
Miami-Dade County Aviation Revenue, Miami International Airport, Series 2010 A-1, 5.500%, 10/01/26	360,000	400,032
Miami-Dade County Aviation Revenue, Miami International Airport, Series 2010 B, 5.000%, 10/01/22 (AGM Insured)[2]	500,000	565,670
Orlando Utilities Commission Utility System Revenue, Series 2010 C, 5.000%, 10/01/20	685,000	845,907
Orlando Utilities Commission Utility System Revenue, Series 2011 B, 5.000%, 10/01/19	500,000	606,635
Tampa Bay Regional Water Supply Authority Revenue, Series 2011 B, 5.000%, 10/01/19	850,000	1,044,965
Total Florida		4,197,470
Illinois - 5.3%
Chicago O’Hare International Airport Revenue, Series 2011 B, 5.000%, 01/01/22	305,000	346,062
Chicago Public Building Commission Building Revenue, Series 1999 B, 5.250%, 12/01/18 (FGIC Insured)[2]	380,000	444,839
Chicago Second Lien Water Revenue, Series 2010 A, 5.000%, 11/01/22	110,000	125,837

The accompanying notes are an integral part of these financial statements.

24

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Illinois - 5.3% (continued)
Chicago Transit Authority Capital Grants Revenue, Series 2006 A, Federal Section 5307 Funds, 5.000%, 06/01/17 (AMBAC Insured)[2]	$500,000	$567,731
Illinois Regional Transportation Authority General Obligation, Series 2003 A, 5.500%, 07/01/21 (FGIC Insured)[2]	300,000	373,599
Illinois State General Obligation, Series 2010, 5.000%, 01/01/19	305,000	348,362
Illinois State Sales Tax Revenue, Build Illinois, Series 2009 B, 5.000%, 06/15/21	300,000	346,248
Illinois State Sales Tax Revenue, Series 2009 B, 5.000%, 06/15/20	225,000	263,990
Illinois State Toll Highway Authority Revenue, Series 2005 A, 5.000%, 01/01/17 (AGM Insured)[2]	500,000	565,280
Total Illinois		3,381,948
Iowa - 1.4%
Iowa Finance Authority State Revolving Fund Revenue, Series 2010 A, 5.000%, 08/01/19	190,000	237,276
Iowa Special Obligation, Prison Infrastructure Fund, Series 2010, 5.000%, 06/15/21	515,000	637,647
Total Iowa		874,923
Kansas - 1.6%
Kansas Development Finance Authority Revenue, Series 2004 A, 5.000%, 04/01/19 (FGIC Insured)[2]	410,000	439,864
Wichita Hospital Revenue, Series 2011 IV-A, 5.000%, 11/15/20	500,000	571,850
Total Kansas		1,011,714
Kentucky - 0.8%
Kentucky State Property & Buildings Commission Revenue, Series 2009 A, 5.000%, 08/01/19	425,000	513,838
Maine - 0.9%
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series 2009 A, 5.000%, 09/01/22	490,000	582,365
Massachusetts - 1.5%
Massachusetts Educational Financing Authority Education Loan Revenue, Issue I, Series 2010 A, 5.500%, 01/01/22	275,000	311,834
Massachusetts State Water Resources Authority, Series 2009 B, 5.000%, 08/01/21	540,000	657,536
Total Massachusetts		969,370
Michigan - 4.7%
Michigan Municipal Bond Authority Revenue, Series 2007, 5.000%, 10/01/19	410,000	484,165
Michigan State Trunk Line Fund, Series 2006, 5.000%, 11/01/18 (FGIC Insured)[2]	425,000	495,231
Michigan State Trunk Line Fund, Series 2006, 5.000%, 11/01/19 (FGIC Insured)[2]	750,000	867,120
Michigan Strategic Fund Limited Obligation Revenue, Cadillac Place Office Building Project, Series 2011, 5.250%, 10/15/23	1,000,000	1,151,850
Total Michigan		2,998,366
New Jersey - 4.6%
New Jersey State Turnpike Authority Revenue, Series 2009 G, 5.000%, 01/01/18	465,000	545,659
New Jersey Transportation Trust Fund Authority, Series 2011 A, 5.250%, 06/15/24	535,000	610,654
New Jersey Transportation Trust Fund Authority, Series 2011 B, 5.250%, 06/15/23	1,550,000	1,786,716
Total New Jersey		2,943,029
New York - 12.2%
Metropolitan Transportation Authority Revenue, Series 2005 C, 5.000%, 11/15/18	500,000	596,065
Metropolitan Transportation Authority Revenue, Series 2005 G, 5.000%, 11/15/18	485,000	578,183
New York City General Obligation, Series 2008 B-1, 5.250%, 09/01/20	845,000	1,018,825
New York City General Obligation, Series 2010 E, 5.000%, 08/01/18	365,000	444,920
New York City Transitional Finance Authority Building Aid Revenue, Series 2008 S-1, 5.000%, 01/15/20	120,000	140,569

The accompanying notes are an integral part of these financial statements. 25

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 12.2% (continued)
New York State Dormitory Authority Revenue, State University Dormitory Facilities Issue, Series 2011 A, 5.000%, 07/01/21	$1,025,000	$1,243,161
New York State Environmental Facilities Corp. Revenue, New York City Municipal Water Finance Authority Projects, Series 2011 B, 5.000%, 06/15/23	520,000	627,780
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2005 B, 5.000%, 04/01/17 (FGIC Insured)[2]	625,000	715,025
New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series 2008 B, 5.000%, 04/01/22	575,000	666,327
New York State Urban Development Corp. Revenue, Series 2008 D, 5.250%, 01/01/17	445,000	527,512
Tobacco Settlement Financing Corp., Asset-Backed Revenue, Series 2011 B, 5.000%, 06/01/17	500,000	585,145
Triborough Bridge & Tunnel Authority Revenue, Series 2008 A, 5.000%, 11/15/20	510,000	602,285
Total New York		7,745,797
North Carolina - 0.5%
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series 2009 C, 5.000%, 01/01/21	280,000	327,368
Ohio - 4.2%
Miami University, General Receipts Revenue, Series 2011, 5.000%, 09/01/22	1,000,000	1,208,480
Ohio Major New Street Infrastructure Project Revenue, Series 2008-1, 5.750%, 06/15/18	760,000	953,982
Ohio State Facilities, Series 2009 B, 5.000%, 10/01/17	390,000	463,129
Total Ohio		2,625,591
Oklahoma - 2.9%
Oklahoma Turnpike Authority, Refunding Second Senior Revenue, Series 2011 A, 5.000%, 01/01/18	1,500,000	1,813,005
Oregon - 1.9%
Tri-County Metro Transportation District of Capital Grant Receipt Revenue, Series 2011 A, 5.000%, 10/01/19	1,000,000	1,197,430
Pennsylvania - 4.4%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Series 2008 B, 5.000%, 06/15/18	300,000	347,865
Pennsylvania Intergovernmental Cooperation Authority Special Tax Revenue, Philadelphia Funding Program, Series 2010, 5.000%, 06/15/19	365,000	446,034
Pennsylvania State Higher Educational Facilities Authority Revenue, Series 2009 A, 5.250%, 08/15/21	300,000	346,722
Philadelphia Water and Wastewater Revenue, Series 2010 A, 5.000%, 06/15/18 (AGM Insured)[2]	400,000	472,744
Philadelphia Water and Wastewater Revenue, Series 2011 B, 5.000%, 11/01/18	1,000,000	1,184,800
Total Pennsylvania		2,798,165
Puerto Rico - 0.6%
Puerto Rico Electric Power Authority Revenue, Series ZZ, 5.250%, 07/01/22	350,000	389,480
Tennessee - 2.5%
Memphis Electric System Subordinate Revenue, 5.000%, 12/01/17	1,330,000	1,602,131
Texas - 8.2%
Conroe Independent School District General Obligation, Series 2011, 5.000%, 02/15/21	500,000	616,840
Lower Colorado River Authority, Transmission Contract Refunding Revenue, Series 2011 A, 5.000%, 05/15/17	1,250,000	1,473,125
North Texas Tollway Authority Revenue, Special Projects System, Series 2011 A, 5.000%, 09/01/23[5]	500,000	584,185
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Series 2008 D, 6.250%, 12/15/26	355,000	386,808
Texas Public Finance Authority Unemployment Compensation Obligation Assessment Revenue, Series 2010 A, 5.000%, 07/01/17	840,000	967,504
Texas Public Finance Authority Unemployment Compensation Obligation Assessment Revenue, Series 2010 B, 5.000%, 01/01/20	400,000	424,816
Texas Water Financial Assistance, Series 2008 A, 5.000%, 08/01/22	400,000	477,084

The accompanying notes are an integral part of these financial statements. 26

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 8.2% (continued)
University of Texas System Revenue, Series 2010 B, 5.000%, 08/15/18	$215,000	$265,850
Total Texas		5,196,212
Vermont - 0.8%
Vermont Municipal Bond Bank, Series 2009 1, 5.000%, 12/01/21	400,000	486,684
Washington - 8.5%
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2011 A, 5.000%, 07/01/23	525,000	630,347
Energy Northwest Washington Electric Revenue, Columbia Generating Station, Series 2012 A, 5.000%, 07/01/21	1,000,000	1,211,610
Grant County Public Utility District No. 2, Electric System Revenue, Series 2011 I, 5.000%, 01/01/20	1,000,000	1,216,360
Seattle Municipal Light and Power Improvement and Refunding Revenue, Series 2010 B, 5.000%, 02/01/21	320,000	389,101
Seattle Municipal Light and Power Improvement and Refunding Revenue, Series 2011 A, 5.000%, 02/01/20	540,000	672,035
Snohomish County Public Utility District No. 1 Revenue, Series 2010 A, 5.000%, 12/01/19	500,000	606,725
Washington Health Care Facilities Authority Revenue, Providence Health Services, Series 2011 B, 5.000%, 10/01/18	580,000	687,161
Total Washington		5,413,339
Total Municipal Bonds (cost $52,712,327)		56,363,263

	Shares
Other Investment Companies - 10.7%[1]
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.01% (cost $6,799,490)	6,799,490	6,799,490
Total Investments - 99.5% (cost $59,511,817)		63,162,753
Other Assets, less Liabilities - 0.5%		338,823
Net Assets - 100.0%		$63,501,576

The accompanying notes are an integral part of these financial statements. 27

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
GW&K Small Cap Equity Fund	$55,627,642	$9,077,359	($1,904,435)	$7,172,924
GW&K Municipal Enhanced Yield Fund	140,967,650	5,937,992	(89,669)	5,848,323
GW&K Municipal Bond Fund	59,511,817	3,650,936	—	3,650,936

*	Non-income-producing security.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2011, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enhanced Yield Fund	$1,714,616	1.2%

[1]

Yield shown for each investment company represents the December 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies. At December 31, 2011, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enhanced Yield Fund	$6,305,392	4.3%
GW&K Municipal Bond Fund	$7,666,421	12.1%

[3]	Indicates yield to maturity at December 31, 2011.
[4]	Floating Rate Security. The rate listed is as of December 31, 2011. Date in parentheses represents the security’s next coupon rate reset.
[5]	Some or all of these securities are segregated for delayed delivery agreements in the GW&K Muni Bond Fund, amounting to a market value of $1,207,943, or 1.9% of net assets.
[6]	Variable Rate Security. The rate listed is as of December 31, 2011, and is periodically reset subject to terms and conditions set forth in the debenture.

As of December 31, 2011, the securities in GW&K Small Cap Equity were all Level 1 inputs. For a detailed breakout of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2011:

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Municipal Enhanced Yield Fund
Investments in Securities
Municipal Bonds†	—	$138,858,244	—	$138,858,244
Other Investment Companies	$7,957,729	—	—	7,957,729

Total Investments	$7,957,729	$138,858,244	—	$146,815,973

The accompanying notes are an integral part of these financial statements. 28

Notes to Schedule of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
GW&K Municipal Bond Fund
Investments in Securities
Municipal Bonds†	—	$56,363,263	—	$56,363,263
Other Investment Companies	$6,799,490	—	—	6,799,490

Total Investments	$6,799,490	$56,363,263	—	$63,162,753

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of the bonds by major classification, please refer to the Schedule of Portfolio Investments.

As of December 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investments Definitions and Abbreviations:

AMBAC:	Ambac Assurance Corp.
AGM:	Assured Guaranty Municipal Corp.
CIFG:	CIFG Guaranty, Ltd.
COP:	Certificates of Participation
FGIC:	Financial Guaranty Insurance Company

The accompanying notes are an integral part of these financial statements. 29

Statements of Assets and Liabilities

December 31, 2011

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Assets:
Investments at value*	$62,800,566	$146,815,973	$63,162,753
Receivable for Fund shares sold	197,771	432,653	951,255
Receivable for investments sold	72,532	—	—
Dividends, interest and other receivables	53,295	1,995,985	604,413
Receivable from affiliate	13,902	40,807	24,905
Prepaid expenses	6,399	28,153	618
Total assets	63,144,465	149,313,571	64,743,944
Liabilities:
Payable for investments purchased	207,015	2,934,550	1,136,490
Payable for Fund shares repurchased	28,945	143,014	16,507
Accrued expenses:
Investment management and advisory fees	38,571	58,457	17,856
Administrative fees	12,857	29,228	12,754
Distribution fees - Investor class	684	1,010	1,692
Professional fees	30,787	33,122	28,718
Other	44,110	30,056	28,351
Total liabilities	362,969	3,229,437	1,242,368

Net Assets	$62,781,496	$146,084,134	$63,501,576

Net Assets Represent:
Paid-in capital	$56,280,371	$139,930,366	$59,745,131
Undistributed net investment income	—	12,261	—
Accumulated net realized gain (loss) from investments	(613,501)	291,232	105,509
Net unrealized appreciation of investments	7,114,626	5,850,275	3,650,936
Net Assets	$62,781,496	$146,084,134	$63,501,576

Investor Class Shares:
Net Assets	$3,349,087	$5,689,284	$8,776,740
Shares outstanding	211,029	595,748	782,777
Net asset value, offering and redemption price per share	$15.87	$9.55	$11.21
Service Class Shares:
Net Assets	$19,007,007	$2,144,905	$22,705,376
Shares outstanding	1,198,974	224,913	2,022,635
Net asset value, offering and redemption price per share	$15.85	$9.54	$11.23
Institutional Class Shares:
Net Assets	$40,425,402	$138,249,945	$32,019,460
Shares outstanding	2,547,147	14,509,481	2,842,850
Net asset value, offering and redemption price per share	$15.87	$9.53	$11.26
* Investments at cost	$55,685,940	$140,965,698	$59,511,817

The accompanying notes are an integral part of these financial statements. 30

Statements of Operations

For the year ended December 31, 2011

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Investment Income:
Dividend income	$615,331	$714	$563
Interest income	271	4,461,553	1,225,099
Foreign withholding tax	(957)	—	—
Total investment income	614,645	4,462,267	1,225,662
Expenses:
Investment management and advisory fees	369,563	414,930	131,814
Administrative fees	123,188	207,465	94,153
Distribution fees - Investor class	6,737	3,016	13,041
Transfer agent	63,268	14,868	63,030
Registration fees	51,016	41,223	27,620
Professional fees	34,962	39,796	32,510
Custodian	26,389	26,618	16,493
Reports to shareholders	6,723	7,861	4,136
Trustees fees and expenses	3,352	3,375	1,823
Miscellaneous	1,444	8,235	3,582
Total expenses before offsets	686,642	767,387	388,202
Expense reimbursements	(158,683)	(182,324)	(198,531)
Expense reductions	(59)	(100)	(47)
Net expenses	527,900	584,963	189,624

Net investment income	86,745	3,877,304	1,036,038
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,651,498	755,665	359,764
Net change in unrealized appreciation (depreciation) of investments	(2,651,835)	7,512,775	3,430,972
Net realized and unrealized gain	999,663	8,268,440	3,790,736

Net increase in net assets resulting from operations	$1,086,408	$12,145,744	$4,826,774

The accompanying notes are an integral part of these financial statements. 31

Statements of Changes in Net Assets

For the year ended December 31,

	GW&K Small Cap Equity Fund		GW&K Municipal Enhanced Yield Fund		GW&K Municipal Bond Fund
	2011	2010	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$86,745	$88,656	$3,877,304	$1,630,804	$1,036,038	$524,171
Net realized gain on investments	3,651,498	1,471,346	755,665	607,776	359,764	126,673
Net change in unrealized appreciation (depreciation) of investments	(2,651,835)	6,702,440	7,512,775	(1,962,878)	3,430,972	(74,380)
Net increase in net assets resulting from operations	1,086,408	8,262,442	12,145,744	275,702	4,826,774	576,464
Distributions to Shareholders:
From net investment income:
Investor Class Shares	—	(282)	(47,086)	(15,094)	(127,867)	(60,225)
Service Class Shares	—	(29,165)	(67,600)	(34,952)	(503,038)	(444,270)
Institutional Class Shares	(40,605)	(65,591)	(3,756,093)	(1,575,022)	(406,732)	(21,418)
From net realized gain on investments:
Investor Class Shares	—	—	(11,141)	—	(35,012)	(19,003)
Service Class Shares	—	—	(4,593)	—	(91,799)	(99,837)
Institutional Class Shares	—	—	(296,700)	—	(125,846)	(7,944)
Total distributions to shareholders	(40,605)	(95,038)	(4,183,213)	(1,625,068)	(1,290,294)	(652,697)
From Capital Share Transactions:
Proceeds from sale of shares	33,151,581	6,010,484	106,653,506	42,329,992	48,229,252	7,903,356
Reinvestment of dividends and distributions	25,672	92,578	2,753,597	766,477	1,133,303	564,379
Cost of shares repurchased	(10,084,063)	(2,264,836)	(21,102,328)	(9,609,982)	(8,465,939)	(3,155,536)
Net increase from capital share transactions	23,093,190	3,838,226	88,304,775	33,486,487	40,896,616	5,312,199

Total increase in net assets	24,138,993	12,005,630	96,267,306	32,137,121	44,433,096	5,235,966
Net Assets:
Beginning of year	38,642,503	26,636,873	49,816,828	17,679,707	19,068,480	13,832,514
End of year	$62,781,496	$38,642,503	$146,084,134	$49,816,828	$63,501,576	$19,068,480
End of year undistributed net investment income	—	$38,456	$12,261	$5,736	—	—

Share Transactions:
Sale of shares	2,119,295	431,829	11,724,826	4,621,753	4,478,735	750,751
Reinvested shares from dividends and distributions	1,649	5,877	301,249	83,976	104,288	53,827
Shares repurchased	(641,830)	(177,646)	(2,370,956)	(1,038,096)	(786,831)	(298,526)
Net increase in shares	1,479,114	260,060	9,655,119	3,667,633	3,796,192	506,052

The accompanying notes are an integral part of these financial statements. 32

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class Shares	2011	2010	2009	2008#	2007
Net Asset Value, Beginning of Year	$15.64	$12.05	$9.10	$15.01	$16.90
Income from Investment Operations:
Net investment income (loss)	(0.02)[3]	0.01 [3]	0.09 [3]	0.12	0.14
Net realized and unrealized gain (loss) on investments	0.25 [3]	3.58 [3]	2.86 [3]	(5.66)	0.19
Total from investment operations	0.23	3.59	2.95	(5.54)	0.33
Less Distributions to Shareholders from:
Net investment income	—	(0.00)[5]	—	(0.12)	(0.14)
Net realized gain on investments	—	—	—	(0.25)	(2.08)
Total distributions to shareholders	—	(0.00)[5]	—	(0.37)	(2.22)
Net Asset Value, End of Year	$15.87	$15.64	$12.05	$9.10	$15.01
Total Return[1]	1.47%	29.81%	32.42%[4]	(37.34)%[4]	1.59%
Ratio of net expenses to average net assets	1.39%	1.42%	1.22%	1.20%	1.25%
Ratio of net investment income (loss) to average net assets[1]	(0.14)%	0.07%	1.02%	0.97%	0.80%
Portfolio turnover	25%	19%	109%	33%	25%
Net assets at end of year (000’s omitted)	$3,349	$1,914	$1,260	$32,052	$58,835

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.71%	1.84%	1.70%	1.36%	1.27%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.35)%	0.55%	0.81%	0.78%

	For the year ended December 31,		For the period ended December 31,
Service Class Shares	2011	2010	2009*
Net Asset Value, Beginning of Period	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[3]	0.01	0.04	0.02
Net realized and unrealized gain on investments[3]	0.25	3.56	1.42
Total from investment operations	0.26	3.60	1.44
Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.08)
Net Asset Value, End of Period	$15.85	$15.59	$12.01
Total Return[1]	1.67%[4]	30.01%[4]	13.46%[6]
Ratio of net expenses to average net assets	1.20%	1.20%	1.17%[7]
Ratio of net investment income to average net assets[1]	0.04%	0.30%	0.43%[7]
Portfolio turnover	25%	19%	109%[6]
Net assets at end of period (000’s omitted)	$19,007	$18,788	$15,382

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.52%	1.62%	1.53%[7]
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.12)%	0.06%[7]

33

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,		For the period ended December 31,
Institutional Class Shares	2011	2010	2009*
Net Asset Value, Beginning of Period	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[3]	0.05	0.07	0.03
Net realized and unrealized gain on investments[3]	0.25	3.57	1.41
Total from investment operations	0.30	3.64	1.44
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.06)	(0.08)
Net Asset Value, End of Period	$15.87	$15.59	$12.01
Total Return[1]	1.90%	30.28%	13.56%[6]
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%[7]
Ratio of net investment income to average net assets[1]	0.30%	0.55%	0.62%[7]
Portfolio turnover	25%	19%	109%[6]
Net assets at end of period (000’s omitted)	$40,425	$17,941	$9,995

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.27%	1.37%	1.32%[7]
Ratio of net investment income (loss) to average net assets	(0.02)%	0.13%	0.25%[7]

34

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,		For the period ended December 31,
Investor Class Shares	2011	2010	2009*
Net Asset Value, Beginning of Period	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.37 [3]	0.37	0.18
Net realized and unrealized gain (loss) on investments	0.78 [3]	(0.03)	0.60
Total from investment operations	1.15	0.34	0.78
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.36)	(0.20)
Net realized gain on investments	(0.02)	—	—
Total distributions to shareholders	(0.39)	(0.36)	(0.20)
Net Asset Value, End of Period	$9.55	$8.79	$8.81
Total Return[1]	13.48%	3.81%	9.51%[6]
Ratio of net expenses to average net assets	1.17%[8]	1.27%	1.04%[7]
Ratio of net investment income to average net assets[1]	4.02%	4.10%	4.52%[7]
Portfolio turnover	31%	50%	82%[6]
Net assets at end of period (000’s omitted)	$5,689	$557	$125

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.40%	1.57%	1.56%[7]
Ratio of net investment income to average net assets	3.79%	3.80%	4.00%[7]

	For the year ended December 31,		For the period ended December 31,
Service Class Shares	2011	2010	2009*
Net Asset Value, Beginning of Period	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.40 [3]	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.77 [3]	(0.02)	0.58
Total from investment operations	1.17	0.37	0.79
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.39)	(0.21)
Net realized gain on investments	(0.02)	—	—
Total distributions to shareholders	(0.42)	(0.39)	(0.21)
Net Asset Value, End of Period	$9.54	$8.79	$8.81
Total Return[1]	13.65%	4.09%	9.62%[6]
Ratio of net expenses to average net assets	0.94%[8]	1.01%	0.79%[7]
Ratio of net investment income to average net assets[1]	4.48%	4.36%	4.77%[7]
Portfolio turnover	31%	50%	82%[6]
Net assets at end of period (000’s omitted)	$2,145	$1,181	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.16%	1.31%	1.31%[7]
Ratio of net investment income to average net assets	4.26%	4.06%	4.25%[7]

35

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Institutional Class Shares	2011	2010	2009	2008†	2007
Net Asset Value, Beginning of Year	$8.78	$8.81	$6.70	$9.37	$10.33
Income from Investment Operations:
Net investment income	0.41 [3]	0.40	0.37	0.44	0.42
Net realized and unrealized gain (loss) on investments	0.78 [3]	(0.03)	2.11	(2.67)	(0.91)
Total from investment operations	1.19	0.37	2.48	(2.23)	(0.49)
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.40)	(0.37)	(0.44)	(0.42)
Net realized gain on investments	(0.02)	—	—	—	(0.05)
Total distributions to shareholders	(0.44)	(0.40)	(0.37)	(0.44)	(0.47)
Net Asset Value, End of Year	$9.53	$8.78	$8.81	$6.70	$9.37
Total Return[1]	13.94%	4.15%	37.62%	(24.72)%	(4.92)%
Ratio of net expenses to average net assets	0.69%[8]	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	4.69%	4.58%	4.77%	4.82%	4.18%
Portfolio turnover	31%	50%	82%	13%	61%
Net assets at end of year (000’s omitted)	$138,250	$48,079	$17,544	$3,541	$7,959

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.91%	1.09%	1.31%	1.67%	1.76%
Ratio of net investment income to average net assets	4.47%	4.28%	4.25%	3.94%	3.21%

36

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,		For the period ended
Investor Class Shares	2011	2010	December 31, 2009**
Net Asset Value, Beginning of Period	$10.29	$10.27	$10.00
Income from Investment Operations:
Net investment income[3]	0.27	0.31	0.15
Net realized and unrealized gain on investments[3]	0.97	0.09	0.33
Total from investment operations	1.24	0.40	0.48
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.31)	(0.15)
Net realized gain on investments	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.32)	(0.38)	(0.21)
Net Asset Value, End of Period	$11.21	$10.29	$10.27
Total Return[1]	12.16%	3.89%	4.79%[6]
Ratio of net expenses to average net assets	0.81%	0.75%	0.59%[7]
Ratio of net investment income to average net assets[1]	2.46%	2.91%	2.93%[7]
Portfolio turnover	26%	22%	13%[6]
Net assets at end of period (000’s omitted)	$8,777	$2,856	$850

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.34%	1.45%	2.31%[7]
Ratio of net investment income to average net assets	1.93%	2.21%	1.21%[7]

	For the year ended December 31,		For the period ended
Service Class Shares	2011	2010	December 31, 2009**
Net Asset Value, Beginning of Period	$10.30	$10.28	$10.00
Income from Investment Operations:
Net investment income[3]	0.30	0.33	0.16
Net realized and unrealized gain on investments[3]	0.97	0.09	0.33
Total from investment operations	1.27	0.42	0.49
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.33)	(0.15)
Net realized gain on investments	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.34)	(0.40)	(0.21)
Net Asset Value, End of Period	$11.23	$10.30	$10.28
Total Return[1]	12.52%	4.05%	4.89%[6]
Ratio of net expenses to average net assets	0.54%	0.55%	0.54%[7]
Ratio of net investment income to average net assets[1]	2.80%	3.13%	2.98%[7]
Portfolio turnover	26%	22%	13%[6]
Net assets at end of period (000’s omitted)	$22,705	$15,032	$12,752

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.09%	1.25%	2.26%[7]
Ratio of net investment income to average net assets	2.25%	2.43%	1.26%[7]

37

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,		For the period ended
Institutional Class Shares	2011	2010	December 31, 2009**
Net Asset Value, Beginning of Period	$10.33	$10.31	$10.00
Income from Investment Operations:
Net investment income[3]	0.30	0.35	0.17
Net realized and unrealized gain on investments[3]	0.99	0.09	0.36
Total from investment operations	1.29	0.44	0.53
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.35)	(0.16)
Net realized gain on investments	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.36)	(0.42)	(0.22)
Net Asset Value, End of Period	$11.26	$10.33	$10.31
Total Return[1]	12.71%[4]	4.27%[4]	5.31%[4,6]
Ratio of net expenses to average net assets	0.34%	0.34%	0.34%[7]
Ratio of net investment income to average net assets[1]	2.79%	3.31%	3.18%[7]
Portfolio turnover	26%	22%	13%[6]
Net assets at end of period (000’s omitted)	$32,019	$1,180	$231

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.83%	1.04%	2.06%[7]
Ratio of net investment income to average net assets	2.30%	2.61%	1.46%[7]

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds presented on the previous pages.

#	At the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. was re-organized into a series of the Managers AMG Funds.
†	At the close of business on November 7, 2008, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc. was re-organized into a series of the Managers AMG Funds.
*	Commenced operations on July 27, 2009.
**	Commenced operations on June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Rounds to less than $0.01.
[6]	Not annualized.
[7]	Annualized.
[8]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

38

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are GW&K Small Cap Equity Fund (“Small Cap Equity”), GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and GW&K Municipal Bond Fund (“Municipal Bond”), collectively the “Funds.”

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio security to calculate its Net Asset Value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

39

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with observable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2011, overdraft fees for Small Cap Equity, Municipal Enhanced and Municipal Bond equaled $0, $68 and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly “PNC Global Investment Servicing (U.S.) Inc.”) whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense for Small Cap Equity, Municipal Enhanced and Municipal Bond was reduced $59, $100 and $47, respectively.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly except for Small Cap Equity which will be declared and paid annually in December. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

40

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	Small Cap Equity		Municipal Enhanced*		Municipal Bond**
	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$40,605	$95,038	$3,870,779	$1,625,068	$1,036,038	$525,913
Short-term capital gains	—	—	288,153	—	166,440	39,908
Long-term capital gains	—	—	24,281	—	87,816	86,876

	$40,605	$95,038	$4,183,213	$1,625,068	$1,290,294	$652,697

*	The ordinary income distributions paid by Municipal Enhanced which were tax-exempt for the periods 2011 and 2010 were $3,850,721 and $1,618,833, respectively.
**	The ordinary income distributions paid by Municipal Bond which were tax-exempt for the periods 2011 and 2010 were $1,033,914 and $521,463, respectively.

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Capital loss carryforward	$648,741	—	—
Undistributed ordinary income	—	$12,261	—
Undistributed short-term capital gains	—	162,198	$4,145
Undistributed long-term capital gains	—	130,986	101,364
Post-October loss deferral	23,058	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Funds’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law: Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Funds’ first taxable year subject to the Act is the current year ended December 31, 2011.

41

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires December 31,
Small Cap Equity	Short-Term	Long-Term
(Pre-Enactment)	$648,741	—	2017

For the year ended December 31, 2011, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Small Cap Equity	$3,756,291	—
Municipal Enhanced	$151,999	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The capital stock transactions for the Funds by class for the years ended December 31, 2011 and December 31, 2010:

	Small Cap Equity				Municipal Enhanced
	2011		2010		2011		2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class Shares
Sale of shares	134,684	$2,141,999	21,992	$311,011	653,881	$6,073,965	96,889	$914,605
Reinvestment of dividends and distributions	—	—	11	180	5,775	53,835	1,194	11,013
Shares repurchased	(46,013)	(713,804)	(4,148)	(53,968)	(127,271)	(1,136,429)	(48,898)	(445,323)

Net Increase	88,671	$1,428,195	17,855	$257,223	532,385	$4,991,371	49,185	$480,295

Service Class Shares
Sale of shares	141,941	$2,236,516	33,784	$459,889	143,709	$1,303,040	158,800	$1,446,953
Reinvestment of dividends and distributions	—	—	1,848	29,031	7,951	72,193	3,802	34,952
Shares repurchased	(147,781)	(2,317,510)	(111,799)	(1,413,390)	(61,189)	(551,665)	(29,404)	(269,935)

Net Increase (Decrease)	(5,840)	($80,994)	(76,167)	($924,470)	90,471	$823,568	133,198	$1,211,970

Institutional Class Shares
Sale of shares	1,842,670	$28,773,066	376,053	$5,249,375	10,927,236	$99,276,501	4,366,064	$39,968,434
Reinvestment of dividends and distributions	1,649	25,672	4,018	63,366	287,523	2,627,569	78,980	720,511
Shares repurchased	(448,037)	(7,052,749)	(61,699)	(797,478)	(2,182,496)	(19,414,234)	(959,794)	(8,894,723)

Net Increase	1,396,282	$21,745,989	318,372	$4,515,263	9,032,263	$82,489,836	3,485,250	$31,794,222

42

Notes to Financial Statements (continued)

	Municipal Bond
	2011		2010
	Shares	Amount	Shares	Amount
Investor Class Shares
Sale of Shares	613,041	$6,611,233	204,399	$2,143,375
Reinvestment of dividends and distributions	13,825	150,245	3,691	38,597
Shares repurchased	(121,740)	(1,310,720)	(13,187)	(141,708)

Net Increase	505,126	$5,450,758	194,903	$2,040,264

Service Class Shares
Sale of Shares	1,073,812	$11,485,255	446,898	$4,704,578
Reinvestment of dividends and distributions	43,322	465,028	47,841	501,706
Shares repurchased	(554,664)	(5,940,159)	(275,476)	(2,910,561)

Net Increase	562,470	$6,010,124	219,263	$2,295,723

Institutional Class Shares
Sale of Shares	2,791,882	$30,132,764	99,454	$1,055,402
Reinvestment of dividends and distributions	47,141	518,030	2,295	24,077
Shares repurchased	(110,427)	(1,215,060)	(9,863)	(103,267)

Net Increase	2,728,596	$29,435,734	91,886	$976,212

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Small Cap Equity - 2 collectively own 47%; Municipal Enhanced -1 collectively owns 36%; Municipal Bond - 2 collectively own 66%. Transactions by these shareholders may have a material impact on the Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and GW&K with respect to each of the Funds. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The Investment Manager, in turn, pays a portion of this fee to GW&K for its services as subadvisor. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2011, were as follows:

Investment Management Fees
Small Cap Equity	0.75%
Municipal Enhanced	0.50%
Municipal Bond	0.35%

Effective July 1, 2011, Managers has contractually agreed, until at least May 1, 2013, to limit total annual operating expenses (exclu-

sive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.64% of Municipal Enhanced’s average daily net assets. For the period of January 1, 2011 to June 30, 2011, the Fund had a contractual expense limitation of 0.79%.

The Investment Manager has contractually agreed, through at least May 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to the following percentages of Small Cap Equity and Municipal Bond Funds’ average daily net assets:

	Small Cap Equity	Municipal Bond
Investor Class	1.45%	0.84%
Service Class	1.20%	0.59%
Institutional Class	0.95%	0.34%

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause that Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2011, the Funds’ components of reimbursement are detailed in the following chart:

43

Notes to Financial Statements (continued)

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Reimbursement Available - 12/31/10	$234,108	$172,079	$227,258
Additional Reimbursements	158,683	182,324	198,531
Repayments	—	—	—
Expired Reimbursements	(12,632)	(4,560)	—
Reimbursement Available - 12/31/11	$380,159	$349,843	$425,789

The Funds have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee, at the annual rate of 0.25% of the average daily net assets of each Fund.

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Funds have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the year ended December 31, 2011, Small Cap Equity lent to other Managers Funds $1,550,477 for 5 days receiving interest of $224. The interest amounts are included in the Statement of Operations as interest income. For the same period, the Fund did not borrow from any other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2011, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap Equity	$34,826,753	$12,049,931
Municipal Enhanced	$107,201,866	$25,008,814
Municipal Bond	$43,340,013	$8,981,502

The Funds had no purchases or sales of U.S. Government obligations during the year ended December 31, 2011.

4.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses and expect the risks of material loss to be remote.

5.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new

44

Notes to Financial Statements (continued)

and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

6.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, the following Funds hereby make the following destinations regarding its year ended December 31, 2011.

Municipal Enhanced

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $288,153 that is being designated as an ordinary income distribution for reporting purposes.

Municipal Bond

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $166,440 that is being designated as an ordinary income distribution for reporting purposes.

The percentage of Qualified Dividend Income (“QDI”) and Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Small Cap Equity		Municipal Enhanced		Municipal Bond
	2011	2010	2011	2010	2011	2010
Ordinary Income-QDI	100.00%	100.00%	—	—	—	—
Ordinary Income-DRD	100.00%	100.00%	—	—	—	—

Pursuant to section 852 of the Internal Revenue Code, Small Cap Equity, Municipal Enhanced and Municipal Bond hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2011, $0, $24,281 and $87,816, respectively, or if subsequently determined to be different, the net capital gains of such year.

The 2011 Form-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Fund, and GW&K Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund (three of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the periods indicated and the financial highlights for each of the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and broker, provide a reasonable basis for our opinion. The financial statements of GW&K Small Cap Equity Fund and GW&K Municipal Enhanced Yield Fund as of December 31, 2007, and for the fiscal years ended through December 31, 2007, were audited by other auditors whose report dated February 28, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

46

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).
*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

47

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, MA 02116

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSES SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers AMG

December 31, 2011

Renaissance Large Cap Growth Fund

Managers
INVESTMENT GROUP

AR024-1211

Managers AMG Funds

Renaissance Large Cap Growth Fund

Annual Report—December 31, 2011

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	8
Fund balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	9
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	10
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	11
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

TRUSTEES AND OFFICERS	19

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results of the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Domestic equities posted modestly positive returns during 2011. While returns were modest, markets were quite volatile as the risk-on/risk-off trade dominated. Macro factors drive markets, positively and negatively, during 2011 as stock correlations and volatility were elevated. The year started with the Arab Spring and the devastating effects of the Japanese earthquake and its aftermath. Nevertheless, the S&P 500 Index returned 5.92% during the first quarter. The mood changed, however, heading into the summer months as the stalemate in Washington around the U.S. debt ceiling along with increasing fears about European sovereign debt contagion created considerable angst amongst investors who quickly fled risk based assets and sought the safety of U.S. Treasuries and other assets perceived as higher quality. Fear carried over throughout the summer as equity markets fell sharply and the S&P 500 returned -13.9% during the third quarter. This reversed, somewhat, in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained and that the U.S. would avoid another recession. The market rebound in October was followed by flat returns during the last two months of 2011.

Against this backdrop, for the one-year period ended December 31, 2011, the Renaissance Large Cap Growth Fund (Institutional Class) (“the Fund”) returned -3.9%, compared to 2.6% for the benchmark Russell 1000® Growth Index.

Periods Ended 12/31/11	6 Months	1 Year	Since Inception	Inception Date
Renaissance Large Cap Growth Fund - Institutional Class	(8.76)%	(3.90)%	10.75%	6/3/2009
Russell 1000® Growth Index	(3.92)%	2.64%	15.81%	6/3/2009

Performance for all share classes and detailed Fund positioning reviews are included within this report.

1

Letter to Shareholders (continued)

The Fund’s 2011 underperformance is most attributable to a combination of positioning and poor security selection. Renaissance had a tilt toward more economically-sensitive companies throughout the year. Renaissance’s positioning is driven by their investment strategy, which combines growth, momentum and value components. This tilt was rewarded at times, but, overall, detracted from results as defensive sectors performed best. For example, the consumer staples and utilities sectors generated double-digit absolute returns, compared to materials and industrials which generated negative returns. Stock selection within the materials, financials and information technology sectors also detracted from results. These negatives were partly offset by decent performance within the consumer discretionary sector. Elevated stock correlations and macro-driven markets created market preferences that did not reward strong fundamentals and positive business developments. This creates a challenging environment for Renaissance since its investment process is built on the philosophy that improving fundamentals, good momentum and reasonable valuations produce outperformance.

Looking forward, Renaissance believes that moderate economic growth, strong corporate profitability and low valuations present attractive investment opportunity today in U.S. stocks. Clearly, political events and associated media coverage will weigh heavily on market sentiment, but a strategy of focusing on investment fundamentals should continue to generate good rates of return going forward.

The following report covers the one-year period ended December 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

Keitha Kinne Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

For the six months ended December 31, 2011	Expense Ratio for the Period	Beginning Account Value 07/01/11	Ending Account Value 12/31/11	Expenses Paid During the Period*
Renaissance Large Cap Growth Fund
Investor Class Shares
Based on Actual Fund Return	1.13%	$1,000	$956	$5.57
Hypothetical (5% return before expenses)	1.13%	$1,000	$1,020	$5.75
Service Class Shares
Based on Actual Fund Return	0.82%	$1,000	$959	$4.05
Hypothetical (5% return before expenses)	0.82%	$1,000	$1,021	$4.18
Institutional Class Shares
Based on Actual Fund Return	0.66%	$1,000	$961	$3.26
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.36
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Renaissance Large Cap Growth Fund

Investment Manager’s Comments

The Renaissance Large Cap Growth Fund (Institutional Class) returned -3.90% for the fiscal year ending December 31, 2011, while its primary benchmark, the Russell 1000® Growth Index, rose 2.64%.

For the year, the Renaissance Large Cap Growth Fund underperformed its benchmark during 2011. Portfolio positioning and security selection contributed to the Portfolio’s underperformance. The Portfolio is positioned to benefit from a continuation of the economic recovery and has a tilt towards companies that will benefit from such continuation. For example, the Fund has overweights to the consumer discretionary and industrials sectors but is underweight consumer staples. At times during 2011 this positioning added value, such as during October and the fourth quarter. However, it also contributed to the meaningful underperformance during the third quarter as investors questioned the economic recovery and European debt issues resurfaced. Overall, it detracted from results. This positioning is driven by Renaissance’s investment strategy, not any top-down macro bet. Fundamentals continue to improve and the more defensive sectors seem overvalued relative to more cyclical sectors. This positioning hurt performance during 2011 as defensive sectors like consumer staples, health care and utilities performed best.

The Portfolio was also hurt by poor performance within the information technology, materials and financials sectors. Within information technology, Skyworks Solutions (-50.7%), Hewlett-Packard (-39.8%) and Seagate Technology (-17.3%) were three notable detractors. Walter Energy (-35.8%) and Mosaic (-26.4%) detracted the most in materials and CB Richard Ellis (-53.6%) did so in financials. Conversely, stock selection was very strong in the consumer discretionary sector. Limited Brands (+44.1%), Ross Stores (+52.0%) and Dollar Tree (+48.2%) led the way and partly offset the above mentioned detractors.

Stock prices around the world rebounded during the fourth quarter, with the S&P 500 Index posting its strongest quarter of returns since the third quarter of 2009. The strongest performing sectors included energy, materials and industrials, all of which were among the poorest performers during the market decline of the third quarter. U.S. bond prices were generally flat during the quarter, as 10-year Treasury bond yields ended the quarter at 1.89%, only .03% above its September 30th level.

While clear challenges remain regarding federal budget deficits, high unemployment and a weak housing market, it is also clear that corporate profitability is exceptionally strong. Boosted by strong exports and strict cost controls, U.S. corporate profits today are at all-time highs, as are profit margins. Balance sheets are also strong, as many companies have opportunistically refinanced existing debt to take advantage of today’s low interest rates or have added to their already high levels of cash reserves.

Consumers have also made progress in terms of their finances. According to Federal Reserve data, credit card debt is at its lowest level since 2004, and the debt-service ratio (debt payments as a percentage of after-tax income) is at its lowest level since 1994. Consumer spending was generally strong through the holiday season and many measures of consumer confidence have rebounded since the summer.

Nevertheless, we believe that 2011 witnessed a disconnect between company fundamentals and stock price performance as great as any year that we have experienced since 1999. Political developments here in the U.S., an earthquake in Japan, regime change in Egypt and Libya, and Europe’s struggles with an ongoing debt crisis all combined to overwhelm economics, earnings and interest rates as the main forces driving the U.S. stock market. As a result, even stocks with good fundamentals did not perform as they typically have over time. We certainly experienced this in our Portfolio as throughout the year many of our holdings reported outstanding results only to be caught in waves of negative macro-oriented sentiment. Although negative sentiment eased somewhat in the fourth quarter and we performed very strongly on both an absolute and relative basis, we ended the year trailing the benchmark, due to underperformance during the third quarter.

However, just as 1999 was followed by many years of more rational markets (and strong relative performance), we believe that 2012 will likely see a return to a more fundamentals driven market in the U.S. In such an environment, we believe that the overall market and our Portfolio could benefit the patient investor.

In summary, we believe that moderate economic growth, strong corporate profitability and low valuations present attractive investment opportunity today in U.S. stocks. Clearly, political events and associated media coverage will weigh heavily on market sentiment, but a strategy of focusing on investment fundamentals will continue to generate good rates of return going forward.

This commentary reflects the viewpoints of Renaissance Group, LLC as of December 31, 2011.

Cumulative Total Return Performance

Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Renaissance Large Cap Growth Fund on June 3, 2009, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the

4

Renaissance Large Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Renaissance Large Cap Growth Fund since inception to December 31, 2011, and the Russell 1000® Growth Index for the same time periods

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
Renaissance Large Cap Growth Fund[1]
Investor Class	(4.42)%	10.25%	6/3/09
Service Class	(4.14)%	10.52%	6/3/09
Institutional Class	(3.90)%	10.75%	6/3/09
Russell 1000® Growth Index	2.64%	15.81%	6/3/09	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index assumes reinvestment of dividends. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and-medium capitalization companies) when stocks of large capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

†        The date reflects the inception date of the Fund, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2011. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Renaissance Large Cap Growth Fund

Fund Snapshots (unaudited)

December 31, 2011

Portfolio Breakdown

Industry	Renaissance Large Cap Growth Fund **	Russell 1000® Growth Index
Information Technology	31.6%	18.5%
Consumer Discretionary	19.2%	11.6%
Industrials	17.6%	10.9%
Health Care	14.4%	11.8%
Energy	5.3%	11.7%
Materials	5.3%	4.0%
Consumer Staples	1.8%	10.5%
Financials	1.8%	14.3%
Telecommunication Services	0.0%	2.8%
Utilities	0.0%	3.9%
Other Assets and Liabilities	3.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	% of Net Assets
Medtronic, Inc.	1.9%
Covance, Inc.	1.8
Gilead Sciences, Inc.	1.8
Mosaic Co., The	1.8
CBS Corp., Class B	1.8
Union Pacific Corp.	1.8
Western Digital Corp.	1.8
Peabody Energy Corp.	1.8
Expedia, Inc.	1.8
Caterpillar, Inc.	1.7

Top Ten as a Group	18.0%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2011

	Shares	Value

Common Stocks - 97.0%
Consumer Discretionary - 19.2%
AutoZone, Inc.	1,326	$430,910
CBS Corp., Class B	16,298	442,327
Coach, Inc.	7,125	434,910
Dollar Tree, Inc.	5,190	431,341
Expedia, Inc.*	15,205	441,249
International Game Technology	25,457	437,860
Nordstrom, Inc.	8,805	437,697
PetSmart, Inc.	8,453	433,554
Polaris Industries, Inc.*	7,575	424,048
Ross Stores, Inc.	8,976	426,629
Tempur-Pedic International, Inc.*	7,942	417,193
Total Consumer Discretionary		4,757,718
Consumer Staples - 1.8%
CVS Caremark Corp.	10,615	432,880
Energy - 5.3%
Helmerich & Payne, Inc.	7,550	440,618
National Oilwell Varco, Inc.	6,472	440,031
Peabody Energy Corp.	13,336	441,555
Total Energy		1,322,204
Financials - 1.8%
American Express Co.	9,268	437,172
Health Care - 14.4%
AmerisourceBergen Corp.	11,727	436,127
Covance, Inc.	10,050	459,486
Dentsply International, Inc.	12,570	439,824
Endo Pharmaceuticals Holdings, Inc.*	12,677	437,737
Gilead Sciences, Inc.*	10,842	443,763
McKesson Corp.	5,592	435,673
Medtronic, Inc.	12,283	469,825
UnitedHealth Group, Inc.*	8,544	433,010
Total Health Care		3,555,445
Industrials - 17.6%
Caterpillar, Inc.	4,868	441,041
Cummins, Inc.	4,994	439,572
Danaher Corp.	9,217	433,568

	Shares	Value

Dover Corp.	7,543	$437,871
Gardner Denver, Inc.	5,568	429,070
General Electric Co.	24,499	438,777
Joy Global, Inc.	5,857	439,099
Parker Hannifin Corp.	5,568	424,560
Roper Industries, Inc.	5,037	437,564
Union Pacific Corp.	4,173	442,087
Total Industrials		4,363,209
Information Technology - 31.6%
Altera Corp.	11,696	433,922
Apple, Inc.*	1,075	435,375
Broadcom Corp., Class A	14,799	434,499
Cisco Systems, Inc.	23,619	427,032
Dell, Inc.	29,664	433,984
EMC Corp.	20,285	436,939
F5 Networks, Inc.	4,146	439,974
Google, Inc.*	680	439,212
Intel Corp.	17,630	427,528
International Business Machines Corp.	2,365	434,876
Intuit, Inc.	8,293	436,129
Jabil Circuit, Inc.	22,019	432,894
Microsoft Corp.	16,784	435,713
Oracle Corp.*	17,132	439,436
QUALCOMM, Inc.	8,001	437,655
SanDisk Corp.*	8,840	435,016
Teradata Corp.*	8,926	433,000
Western Digital Corp.	14,282	442,027
Total Information Technology		7,835,211
Materials - 5.3%
Freeport McMoRan Copper & Gold, Inc., Class B	11,930	438,905
Monsanto Co.*	6,085	426,376
Mosaic Co., The*	8,785	443,028
Total Materials		1,308,309
Total Common Stocks (cost $22,119,168)		24,012,148
Total Investments - 97.0% (cost $22,119,168)		24,012,148
Other Assets, less Liabilities - 3.0%		755,099
Net Assets - 100.0%		$24,767,247

Based on the approximate cost of investments of $22,451,753 for Federal income tax purposes at December 31, 2011, the aggregate gross unrealized appreciation and depreciation were $2,303,423 and $743,028, respectively, resulting in a net unrealized appreciation of investments of $1,560,395.

*	Non-income-producing security.

As of Decemeber 31, 2011, all investments in the Fund were valued based on Level 1 input. There were no transfers between Level 1 and Level 2 inputs from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements. 7

Renaissance Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments at value*	$24,012,148
Receivable for investments sold	916,655
Receivable for Fund shares sold	503,056
Dividends and other receivables	14,349
Receivable from affiliate	12,886
Total assets	25,459,094
Liabilities:
Payable for investments purchased	273,913
Payable to custodian	225,488
Payable for Fund shares repurchased	120,497
Accrued expenses:
Investment management and advisory fees	11,598
Administrative fees	5,272
Distribution fees - Investor Class	179
Other	54,900
Total liabilities	691,847

Net Assets	$24,767,247
Net Assets Represent:
Paid-in capital	$23,302,844
Undistributed net investment income	—
Accumulated net realized loss from investments	(428,577)
Net unrealized appreciation of investments	1,892,980
Net Assets	$24,767,247
Investor Class Shares:
Net Assets	$769,042
Shares outstanding	71,376
Net asset value, offering and redemption price per share	$10.77
Service Class Shares:
Net Assets	$14,772,156
Shares outstanding	1,363,688
Net asset value, offering and redemption price per share	$10.83
Institutional Class Shares:
Net Assets	$9,226,049
Shares outstanding	859,127
Net asset value, offering and redemption price per share	$10.74
* Investments at cost	$22,119,168

The accompanying notes are an integral part of these financial statements. 8

Renaissance Large Cap Growth Fund

Statement of Operations

For the year ended December 31, 2011

Investment Income:
Dividend income	$303,132
Expenses:
Investment management and advisory fees	147,003
Administrative fees	66,819
Distribution fees - Investor Class	3,153
Transfer agent	54,305
Registration fees	32,569
Professional fees	32,286
Reports to shareholders	12,187
Custodian	8,566
Trustees fees and expenses	1,929
Miscellaneous	2,250
Total expenses before offsets	361,067
Expense reimbursement	(143,816)
Expense reductions	(8,713)
Net expenses	208,538

Net investment income	94,594
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	2,233,587
Net change in unrealized depreciation of investments	(3,069,995)
Net realized and unrealized loss	(836,408)

Net decrease in net assets resulting from operations	($741,814)

The accompanying notes are an integral part of these financial statements. 9

Renaissance Large Cap Growth Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$94,594	$100,804
Net realized gain on investments	2,233,587	1,304,141
Net change in unrealized appreciation (depreciation) of investments	(3,069,995)	2,278,416
Net increase in net assets resulting from operations	(741,814)	3,683,361
Distributions to Shareholders:
From net investment income:
Investor Class	—	(3,747)
Service Class	(90,556)	(84,318)
Institutional Class	(9,444)	(23,864)
From net realized gain on investments:
Investor Class	(106,221)	(29,134)
Service Class	(1,895,552)	(554,591)
Institutional Class	(1,236,287)	(102,846)
Total distributions to shareholders	(3,338,060)	(798,500)
From Capital Share Transactions:
Proceeds from sale of shares	15,395,502	8,450,536
Reinvestment of dividends and distributions	2,342,942	797,097
Cost of shares repurchased	(17,723,472)	(4,528,868)
Net increase from capital share transactions	14,972	4,718,765

Total increase (decrease) in net assets	(4,064,902)	7,603,626
Net Assets:
Beginning of year	28,832,149	21,228,523
End of year	$24,767,247	$28,832,149
End of year undistributed net investment income	—	$3,388

Share Transactions:
Sale of shares	1,252,194	699,632
Reinvested shares from dividends and distributions	214,110	61,607
Shares repurchased	(1,401,144)	(379,413)
Net increase in shares	65,160	381,826

The accompanying notes are an integral part of these financial statements. 10

Financial Highlights

For a share outstanding throughout the period

Investor Class	For the year ended December 31, 2011		For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.90		$11.47	$10.00
Income from Investment Operations:
Net investment income	0.00	#,5	0.03 [5]	0.01
Net realized and unrealized gain on investments	(0.55)[5]		1.75 [5]	1.64
Total from investment operations	(0.55)		1.78	1.65
Less Distributions to Shareholders from:
Net investment income	—		(0.04)	(0.03)
Net realized gain on investments	(1.58)		(0.31)	(0.15)
Total distributions to shareholders	(1.58)		(0.35)	(0.18)
Net Asset Value, End of Period	$10.77		$12.90	$11.47
Total Return[1]	(4.42)%		15.53%	16.46%[3]
Ratio of net expenses to average net assets	1.12%		1.01%	0.91%[4]
Ratio of net investment income to average net assets[1]	0.03%		0.24%	0.43%[4]
Portfolio turnover	107%		72%	6%[3]
Net assets at end of period (000’s omitted)	$769		$1,269	$290

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.68%		1.57%	2.06%[4]
Ratio of net investment loss to average net assets	(0.53)%		(0.32)%	(0.72)%[4]

Service Class	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.04 [5]	0.05 [5]	0.03
Net realized and unrealized gain on investments	(0.56)[5]	1.76 [5]	1.63
Total from investment operations	(0.52)	1.813	1.66
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.05)	(0.02)
Net realized gain on investments	(1.58)	(0.31)	(0.15)
Total distributions to shareholders	(1.59)	(0.36)	(0.17)
Net Asset Value, End of Period	$10.83	$12.94	$11.49
Total Return[1]	(4.14)%	15.77%	16.60%[3]
Ratio of net expenses to average net assets[3]	0.81%	0.81%	0.86%[4]
Ratio of net investment income to average net assets[1]	0.34%	0.44%	0.48%[4]
Portfolio turnover	107%	72%	6%[3]
Net assets at end of period (000’s omitted)	$14,772	$23,309	$20,692

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.37%	1.37%	2.01%[4]
Ratio of net investment loss to average net assets	(0.22)%	(0.12)%	(0.67)%[4]

11

Financial Highlights

For a share outstanding throughout the period

Institutional Class	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.06 [5]	0.08 [5]	0.04
Net realized and unrealized gain on investments	(0.55)[5]	1.76 [5]	1.63
Total from investment operations	(0.49)	1.84	1.67
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.07)	(0.03)
Net realized gain on investments	(1.59)	(0.32)	(0.15)
Total distributions to shareholders	(1.71)	(0.39)	(0.18)
Net Asset Value, End of Period	$10.74	$12.94	$11.49
Total Return[1]	(3.90)%	15.99%	16.72%[3]
Ratio of net expenses to average net assets	0.63%	0.60%	0.66%[4]
Ratio of net investment income to average net assets	0.46%	0.65%	0.68%[4]
Portfolio turnover	107%	72%	6%[3]
Net assets at end of period (000’s omitted)	$9,226	$4,254	$246

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.23%	1.08%	1.81%[4]
Ratio of net investment income (loss) to average net assets	(0.14)%	0.17%	(0.47)%[4]

*	Commencement of operations was June 3, 2009.
#	Rounds to less than $0.01.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not annualized.
[4]	Annualized.
[5]	Per share numbers have been calculated using average shares.

12

Notes to Financial Statements

December 31, 2011

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Renaissance Large Cap Growth Fund (the “Fund”). The Fund commenced operations on June 3, 2009.

The Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

13

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Fund becomes aware of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund had certain portfolio trades directed to various brokers, under a brokerage recapture program, who paid a portion of the Fund’s expenses. For the year ended December 31, 2011, under these arrangements the Fund’s expenses were reduced by $8,683, or 0.03%.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2011, no balance credits were earned and the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2011, the Fund did not incur any overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (U.S.) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2011, the transfer agent expense was reduced by $30.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$97,982	$111,929

Short-term capital gains	594,229	652,762

Long-term capital gains	2,645,849	33,809

	$3,338,060	$798,500

As of December 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2011
Capital loss carryforward	—

Post-October loss deferral	$297,947

Undistributed ordinary income	—

Undistributed short-term capital gains	—

Undistributed long-term capital gains	$201,955

14

Notes to Financial Statements (continued)

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2009-2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

New Tax Law–Regulated Investment Company Modernization Act:

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RIC”). Some highlights of the enacted provisions are as follows:

New post-enactment capital losses may now be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act repealed the 60-day designation requirement for certain types of pass-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31, or December 31, reducing the circumstances under which a RIC might be required to send shareholders amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The Fund’s first taxable year subject to the Act is the current year ended December 31, 2011.

f.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended December 31, 2011, and December 31, 2010, the capital stock transactions by class for the Fund were:

	2011		2010
	Shares	Amount	Shares	Amount
Investor Class
Proceeds from sale of shares	34,031	$448,365	83,096	$995,519
Reinvestment of dividends and distributions	9,745	106,221	2,499	32,233
Cost of shares repurchased	(70,771)	(843,186)	(12,520)	(149,135)

Net increase (decrease) - Investor Class	(26,995)	($288,600)	73,075	$878,617

Service Class
Proceeds from sale of shares	282,235	$3,585,391	310,294	$3,609,967
Reinvestment of dividends and distributions	173,141	1,897,627	49,316	638,154
Cost of shares repurchased	(893,514)	(11,698,391)	(358,267)	(4,267,921)

Net increase (decrease) - Service Class	(438,138)	($6,215,373)	1,343	($19,800)

Institutional Class
Proceeds from sale of shares	935,928	$11,361,746	306,242	$3,845,050
Reinvestment of dividends and distributions	31,224	339,094	9,792	126,710
Cost of shares repurchased	(436,859)	(5,181,895)	(8,626)	(111,812)

Net increase - Institutional Class	530,292	$6,518,945	307,408	$3,859,948

15

Notes to Financial Statements (continued)

At December 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 84%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Fund has entered into an investment management agreement (an “Investment Management Agreement”) under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by the Renaissance Group LLC (“Renaissance” or the “Subadvisor”), which serves pursuant to a subadvisory agreement between the Investment Manager and Renaissance with respect to the Fund. AMG indirectly owns a majority interest in Renaissance.

The Fund is obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.55% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Renaissance for its services as subadvisor. The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2012, to waive management fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) will be limited to 0.66% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s expense cap. For the year ended December 31, 2011, the Fund’s components of reimbursement are detailed in the following chart:

Reimbursement Available - 12/31/10	$228,870
Additional Reimbursements	143,816
Repayments	—
Expired Reimbursements	—

Reimbursement Available - 12/31/11	$372,686

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

16

Notes to Financial Statements (continued)

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class Shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2011, the Fund borrowed varying amounts up to $2,464,955 for 3 days paying interest of $128. The interest amount can be found in the Statement of Operations as miscellaneous expense. For the same time period, the Fund did not lend to other Funds in the Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations), for the year ended December 31, 2011, were $27,845,137 and $31,770,796, respectively. There were no purchases or sales of U.S. Government obligations for the year ended December 31, 2011.

4.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund had not had prior claims or losses and expects the risks of material loss to be remote.

5.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

6.	Subsequent Events

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIVs you receive for the Fund will show the tax status of all distributions paid to you during the respective calendar year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	2011	2010
Ordinary Income - QDI	100.00%	100.00%
Ordinary Income - DRD	43.94%	37.76%

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2011, $2,645,849, or, if subsequently determined to be different, the net capital gains of such year.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Renaissance Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Renaissance Large Cap Growth Fund (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2012

18

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).
* The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006- 2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

19

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Renaissance Group LLC

625 Eden Park Drive

Suite 1200

Cincinnati, OH 45202

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
GW&K Municipal Enhanced Yield Fund	$22,800	$18,018
GW&K Small Cap Equity Fund	$21,900	$18,063
GW&K Municipal Bond Fund	$21,148	$16,733
Skyline Special Equities Portfolio	$20,667	$20,262
TimesSquare Mid Cap Growth Fund	$23,556	$23,094
TimesSquare Small Cap Growth Fund	$24,734	$24,249
Renaissance Large Cap Growth Fund	$21,000	$16,032
All Funds in the Managers Complex Audited by PwC	$994,830	$994,109

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
GW&K Municipal Enhanced Yield Fund	$7,340	$7,200
GW&K Small Cap Equity Fund	$7,340	$7,200
GW&K Municipal Bond Fund	$7,340	$7,200
Skyline Special Equities Portfolio	$7,340	$7,200
TimesSquare Mid Cap Growth Fund	$7,340	$7,200
TimesSquare Small Cap Growth Fund	$7,340	$7,200
Renaissance Large Cap Growth Fund	$7,340	$7,200

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	March 5, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	March 5, 2012

THE MANAGERS FUNDS, MANAGERS AMG FUNDS, MANAGERS TRUST I

AND MANAGERS TRUST II (the “Funds”)

Policy and Procedures for Sarbanes-Oxley Code of Ethics

for Principal Executive and Principal Financial Officers

I. Covered Officers/Purpose of the Code

The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II (each a “Trust”, collectively the “Trusts”) code of ethics (this “Code”) for the investment companies within the complex (collectively, the “Funds” and each a “Fund”) applies to the Trusts’ Principal Executive Officer, Principal Financial Officer/Chief Financial Officer and Principal Accounting Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Trusts;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Trusts. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Trusts.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Trusts and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property)

1

with the Trusts because of their status as “affiliated persons” of the Trusts. The Trusts’ and the investment advisor’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trusts and the investment advisor of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trusts or for the advisor, or for both), be involved in establishing policies and implementing decisions that will have different effects on the advisor and the Trusts. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trusts and the advisor and is consistent with the performance by the Covered Officers of their duties as officers of the Trusts. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Trusts’ Boards of Trustees (“Trustees”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive.

The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trusts.

* * * *

Each Covered Officer must not:

•

use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Trusts whereby the Covered Officer would benefit personally to the detriment of the Trusts; and

•	cause the Trusts to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit the Trusts;

•	retaliate against any other Covered Officer or any employee of the investment advisor or their affiliated persons for reports made in good faith of potential violations.

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There are some conflict of interest situations that should always be discussed with the Compliance Officer for this Code (“Compliance Officer”) if material. Examples of these include:

•	service as a director on the board of any company that files periodic reports with the SEC;

•	the receipt of any gifts in excess of $300;

•

the receipt of any entertainment from any company with which the Trusts has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

•

any ownership interest in, or any consulting or employment relationship with, any of the Company’s service providers, other than its investment advisor, principal underwriter or any affiliated person thereof;

•

a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership; and

III. Disclosure and Compliance

Each Covered Officer should:

•	familiarize himself with the disclosure requirements generally applicable to the Trusts;

•

not knowingly misrepresent, or cause others to misrepresent, facts about the Trusts to others, whether within or outside the Company, including the Trustees of the Trusts and independent accountants, and to governmental regulators and self-regulatory organizations;

•

to the extent appropriate within his area of responsibility, consult with other officers and employees of the investment advisor with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trusts file with, or submit to, the SEC and in other public communications made by the Trusts; and

•	assume responsibility for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

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IV. Reporting and Accountability

Each Covered Officer must:

•	report at least annually a list of affiliations or other relationships related to conflicts of interest that the Trusts’ Trustees and Officers Questionnaire covers;

•

upon adoption of the Code, including amendments to the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Trustees that he/she has received, read, and understands the Code;

•	annually thereafter affirm to the Trustees that he/she has complied with the requirements of the Code; and

•	notify the Compliance Officer promptly if he/she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

The Compliance Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers sought by a Covered Officer will be considered by the Trusts’ Independent Trustees (the “Committee”).

The Trusts will follow these procedures in investigating and enforcing this Code:

•	the Compliance Officer is responsible for identifying and documenting “waivers” and “implicit waivers”;

•	the Compliance Officer will take all appropriate action to investigate any potential violations reported to him/her;

•	if, after investigating a potential violation, the Compliance Officer believes that no violation has occurred, the Compliance Officer is not required to take any further action;

•	any matter that the Compliance Officer believes is a violation will be reported to the Committee;

•

if the Committee concurs that a violation has occurred, it will make a recommendation to the Trustees, which will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment advisor; or a recommendation to dismiss the Covered Officer;

•	the Committee will be responsible for granting waivers, as appropriate; and

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•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules currently in effect.

V. Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts, the Funds’ advisor, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code. The Funds’ and their investment advisor’s and principal underwriter’s codes of ethics under Rule 17j-1 under the Investment Company Act and the advisor’s more detailed policies and procedures set forth in the Code of Ethics for Managers Investment Group LLC and Managers Distributors, Inc. (adopted January 1, 2005) are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

Any material changes to this Code, other than amendments to Exhibit A, must be approved by a majority vote of the Trustees, including a majority of Independent Trustees. Any non-material changes to this Code, other than amendments to Exhibit A, must be ratified by a majority vote of the Trustees, including a majority of Independent Trustees.

VII. Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Board of Trustees and its counsel, including counsel for the Independent Trustees.

VIII. Internal Use

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Trusts, as to any fact, circumstance, or legal conclusion.

Effective Date:             September 12, 2003

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EXHIBIT A

COVERED OFFICERS

Keitha L. Kinne	President and Principal Operating Officer

Donald S. Rumery	Chief Financial Officer and Principal Financial Officer, Treasurer and Principal Accounting Officer

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CERTIFICATION FILED AS EXHIBIT 12(a)(2) TO FORM N-CSR

I, Keitha L. Kinne, certify that:

1. I have reviewed this report on Form N-CSR of Managers AMG Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 5, 2012

/s/ Keitha L. Kinne
Keitha L. Kinne
President

CERTIFICATION FILED AS EXHIBIT 12(a)(2) TO FORM N-CSR

I, Donald S. Rumery, certify that:

1. I have reviewed this report on Form N-CSR of Managers AMG Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 5, 2012

/s/ Donald S. Rumery
Donald S. Rumery
Chief Financial Officer

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	MANAGERS AMG FUNDS: TIMESSQUARE SMALL CAP GROWTH FUND, TIMESSQUARE MID CAP GROWTH FUND, SKYLINE SPECIAL EQUITIES PORTFOLIO, GW&K MUNICIPAL ENHANCE YIELD FUND, GW&K SMALL CAP EQUITY FUND, GW&K MUNICIPAL BOND FUND & RENAISSANCE LARGE CAP GROWTH FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: March 5, 2012	/s/ Keitha L. Kinne
Keitha L. Kinne
President

CERTIFICATION FILED AS EXHIBIT 12(B) TO FORM N-CSR

Name of Issuer:	Managers AMG FUNDS: TIMESSQUARE SMALL CAP GROWTH FUND, TIMESSQUARE MID CAP GROWTH FUND, SKYLINE SPECIAL EQUITIES PORTFOLIO, GW&K MUNICIPAL ENHANCE YIELD FUND, GW&K SMALL CAP EQUITY FUND, GW&K MUNICIPAL BOND FUND & RENAISSANCE LARGE CAP GROWTH FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: March 5, 2012	/s/ Donald S. Rumery
Donald S. Rumery
Chief Financial Officer